UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: February 29

Date of reporting period: February 29, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / FEBRUARY 29, 2008

Legg Mason Partners

Managed Municipals Fund

Managed by	WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund Objective

The Fund seeks to maximize current interest income, which is excluded from gross income for regular federal income tax purposes to the extent consistent with prudent investment management and the preservation of capital*.

*	Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended February 29, 2008, it weakened significantly toward the end of the reporting period. After U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, the economy then rebounded during the next six months. Second quarter 2007 GDP growth was a solid 3.8% and third quarter GDP growth accelerated to 4.9%, its strongest showing in four years. However, continued weakness in the housing market and an ongoing credit crunch took their toll on the economy during the last three months of 2007. During this period, GDP growth was 0.6%. Recently, there have been additional signs of an economic slowdown, leading some to believe that the U.S. may be headed for a recession. The U.S. Department of Labor said that non-farm payroll employment fell 22,000 in January 2008, the first monthly decline in more than four years. This was followed up with 63,000 jobs lost in February — the largest decline in five years. Elsewhere, the National Association of Realtors reported that existing home sales fell for the sixth consecutive month in January 2008 and the median home price was down nearly 5% versus January 2007.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, 2007, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of 2007. In January 2008, the Fed continued to aggressively ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In March 2008, after the reporting period ended, the Fed cut the federal funds rate an additional 0.75% to 2.25%, its lowest level since December 2004. In its statement

Legg Mason Partners Managed Municipals Fund	I

Letter from the chairman continued

accompanying the March rate cut, the Fed stated: “Recent information indicates that the outlook for economic activity has weakened further. . . . Financial markets remain under considerable stress, and the tightening of credit conditions and the deepening of the housing contraction are likely to weigh on economic growth over the next few quarters.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the 12 months ended February 29, 2008, two-year Treasury yields fell from 4.65% to 1.65%. Over the same time, 10-year Treasury yields fell from 4.56% to 3.53%. The U.S. yield curveiv steepened during the reporting period. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns.

The municipal bond market lagged its taxable bond counterparts over the 12 months ended February 29, 2008. Over that period, the Lehman Brothers Municipal Bond Indexv and the Lehman Brothers U.S. Aggregate Indexvi returned -1.18% and 7.30%, respectively. During the reporting period, the municipal market was adversely affected by increased investor risk aversion and fears that an economic recession would negatively impact municipalities, as they would generate less tax revenues. In addition, several large bond insurers experienced rating downgrades due to concerns that they no longer had enough capital to guarantee billions of dollars in debt due to the fallout from the subprime mortgage crisis. Furthermore, the forced selling of municipal securities by hedge funds caused tax-free bond yields to move sharply higher (and their prices lower) in February 2008.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	Legg Mason Partners Managed Municipals Fund

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 28, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Managed Municipals Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income, which is excluded from gross income for regular federal income tax purposes, to the extent consistent with prudent investment management and the preservation of capital. The managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions.

Normally, the Fund invests at least 80% of its net assets in municipal securities or other investments with similar economic characteristics, the income from which is exempt from regular federal income tax. The Fund focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities, at the time of purchase, from three to over 30 years. The Fund invests primarily in investment-grade bonds, but can invest up to 20% of its assets in bonds rated below investment grade or in unrated securities that we determine to be of equivalent quality.

Western Asset, the Fund’s subadviser utilizes a fixed-income discipline which emphasizes a team approach, with decisions derived from the constant interaction among the various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist who are skilled and experienced in all major areas of the fixed-income market. This structure seeks to ensure that client portfolios benefit from a consensus that draws on the expertise of all team members.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.65% and 4.56%, respectively. This inversion of the yield curveii — with short-term yields being higher than their long-term counterparts — often telegraphs weaker economic growth or a recession.

The yield curve then moved back to a more normal slope as second quarter 2007 gross domestic product (“GDP”)iii growth was a solid 3.8%. This, coupled with inflationary pressures, caused short- and long-term Treasury yields to move sharply higher. By mid-June, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields then moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	1

Fund overview continued

relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateiv and the federal funds ratev in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and in early 2008. Despite continued rate cuts by the Fed, by the end of February 2008, many economists were predicting that the U.S. was headed toward a recession. At the end of the fiscal year, two- and 10-year Treasury yields had fallen to 1.65% and 3.53%, respectively.

Municipal bonds also experienced periods of volatility and significantly lagged their taxable counterparts during the fiscal year. All told, the overall municipal market, as measured by the Lehman Brothers Municipal Bond Indexvi, returned -1.18% during the one-year period ended February 29, 2008. In contrast, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Indexvii, gained 7.30% over the same period. Much of the difference in the returns occurred in February 2008. During that month, the Lehman Brothers Municipal Bond Index fell 4.58%, while the Lehman Brothers U.S. Aggregate Index rose 0.14%. Municipal bond prices fell sharply due to the downgrades of several bond insurers and forced selling of tax-free bonds by highly-leveraged hedge funds.

Q. How did we respond to these changing market conditions?

A. We began the fiscal year in the municipal market with an historically flat yield curve and extremely narrow credit spreads. These conditions suggested that the Fund’s durationviii would remain short, as compared to its benchmark/peer group, unless or until the yield curve steepened. Additionally, it was decided that the Fund would retain its overweight to the pre-refundedix sector of the market until more risk was priced into credit spreads. As the fiscal year unfolded, the yield curve did in fact steepen and credit spreads widened substantially. These events were driven by a shift to an increasingly accommodative monetary policy and the developments in the monoline insurance industry. As a result of these market changes, the portfolio did extend duration and added some lower-rated credits during the sell-off in August 2007 and again during February 2008.

2	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Performance review

For the 12 months ended February 29, 2008, Class A shares of Legg Mason Partners Managed Municipals Fund, excluding sales charges, returned 0.60%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned -1.18% for the same period. The Lipper General Municipal Debt Funds Category Average1 returned -3.59% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of February 29, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Managed Municipals Fund — Class A Shares	-0.19%	0.60%
Lehman Brothers Municipal Bond Index	-0.60%	-1.18%
Lipper General Municipal Debt Funds Category Average[1]	-2.14%	-3.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Excluding sales charges, Class 1 shares2 returned -0.07%, Class B shares returned -0.44%, Class C shares returned -0.47% and Class I shares returned -0.11% over the six months ended February 29, 2008. Excluding sales charges, Class 1 shares returned 0.77%, Class B shares returned 0.09%, Class C shares returned 0.04% and Class I shares returned 0.78% over the 12 months ended February 29, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 29, 2008 for Class 1, A, B, C and I shares were 4.44%, 4.35%, 4.02%, 3.94% and 4.72%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class 1, A, B, C and I shares would have been 4.29%, 4.32%, 3.95%, 3.94% and 4.67%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 29, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 238 funds for the six-month period and among the 236 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective as of close of business on July 27, 2007, Class 1 shares are closed to all new purchases and incoming exchanges. Investors owning Class 1 shares on that date are permitted to continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 shares positions (excluding reinvestment of dividends and distributions).

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	3

Fund overview continued

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated June 28, 2007, the gross total operating expenses for Class 1, Class A, Class B, Class C and Class I shares were 0.69%, 0.68%, 1.20%, 1.22% and 0.50%, respectively.

As a result of a contractual expense limitation, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.67% for Class A shares, 1.18% for Class B shares and 0.50% for Class I shares until July 1, 2008.

Q. What were the leading contributors to performance?

A. This fiscal year could be characterized as one in which the shortest-duration, highest-quality municipal securities fared the best. The Fund’s portfolio was very well positioned in those respects. For example, the Fund had an average duration that was significantly shorter than its benchmark. It also maintained an overweight to the higher-quality sectors of the market. Also contributing to performance was the Fund’s significant overweight to the pre-refunded sector, as it generated strong results during the 12-month reporting period. In addition, opportunistic hedging of the portfolio during times of market uncertainty was beneficial to performance.

Q. What were the leading detractors from performance?

A. While the Fund emphasized shorter-duration and high-quality securities, it did have some exposure to securities that had longer durations and lower credit ratings. These positions had been held by the Fund for quite some time and detracted from results during the period. The struggles of the monoline insurance companies, which provide guarantees to municipal issuers, resulted in significant widening of credit spreads. In addition, the dramatic steepening of the municipal yield curve during the fiscal year also negatively impacted the performance of the Fund’s longer-term positions.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in Legg Mason Partners Managed Municipals Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 18, 2008

Western Asset Management Company is one of the world’s leading investment management firms. Its primary business is managing fixed-income portfolios, an activity the firm has pursued for over 35 years.

4	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasurys or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) as a percent of total investments — February 29, 2008

6	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2007 and held for the six months ended February 29, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class 1	(0.07)%	$1,000.00	$999.30	0.53%	$2.63
Class A	(0.19)	1,000.00	998.10	0.67	3.33
Class B	(0.44)	1,000.00	995.60	1.18	5.85
Class C	(0.47)	1,000.00	995.30	1.23	6.10
Class I	(0.11)	1,000.00	998.90	0.50	2.48

[1]	For the six months ended February 29, 2008.

[2]

Assumes reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class 1	5.00%	$1,000.00	$1,022.23	0.53%	$2.66
Class A	5.00	1,000.00	1,021.53	0.67	3.37
Class B	5.00	1,000.00	1,019.00	1.18	5.92
Class C	5.00	1,000.00	1,018.75	1.23	6.17
Class I	5.00	1,000.00	1,022.38	0.50	2.51

[1]	For the six months ended February 29, 2008.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

8	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/29/08	0.77%	0.60%	0.09%	0.04%	0.78%
Five Years Ended 2/29/08	4.03	4.01	3.48	3.45	4.21
Ten Years Ended 2/29/08	N/A	4.12	3.58	3.54	4.31
Inception* through 2/29/08	4.67	8.48	5.44	5.52	5.40

	WITH SALES CHARGES[3]
	Class 1	Class A	Class B	Class C	Class I
Twelve Months Ended 2/29/08	(4.02)%	(3.70)%	(4.24)%	(0.92)%	0.78%
Five Years Ended 2/29/08	3.02	3.11	3.31	3.45	4.21
Ten Years Ended 2/29/08	N/A	3.66	3.58	3.54	4.31
Inception* through 2/29/08	3.99	8.31	5.44	5.52	5.40

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class 1 (Inception* through 2/29/08)			40.61%
Class A (2/28/98 through 2/29/08)			49.69
Class B (2/28/98 through 2/29/08)			42.10
Class C (2/28/98 through 2/29/08)			41.59
Class I (2/28/98 through 2/29/08)			52.51

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class 1 and A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charge of 4.75% and 4.25%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	The inception dates for Class 1, A, B, C and I shares are September 12, 2000, March 4, 1981, November 6, 1992, November 9, 1994 and April 4, 1995, respectively.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS MANAGED MUNICIPALS FUND VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX† (FEBRUARY 1998 - FEBRUARY 2008)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 28, 1998, assuming the deduction of the maximum 4.25% sales charge at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2008. The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Schedule of investments

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

MUNICIPAL BONDS — 100.1%
	Alabama — 0.6%
	Huntsville, AL, Solid Waste Disposal Authority & Resources Recovery Revenue, Refunding, MBIA:
$4,940,000	5.500% due 10/1/13(a)	$5,145,010
8,880,000	5.500% due 10/1/14(a)	9,239,729
1,000,000	Mobile, AL, IDB, Environment Improvement Revenue, International Paper Co. Project, 6.450% due 5/15/19(a)	1,012,620
4,000,000	Southeast Alabama Gas District, Alabama General System Revenue, AMBAC, 5.625% due 6/1/25(b)	4,320,400
	Total Alabama	19,717,759
	Alaska — 0.2%
2,500,000	Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31(a)	2,613,000
5,000,000	Alaska State Housing Financial Corp., General Housing, MBIA, 5.250% due 12/1/25	5,008,500
	Total Alaska	7,621,500
	Arizona — 3.8%
	Arizona Agricultural Improvement & Power District, Electric System Revenue, Salt River Project:
2,500,000	5.000% due 1/1/31	2,453,100
4,375,000	Refunding, 5.000% due 1/1/23	4,410,087
	Arizona Health Facilities Authority:
1,500,000	Hospital Systems Revenue, Phoenix Children’s Hospital, 6.125% due 11/15/22(b)	1,582,665
3,000,000	Revenue, Catholic Healthcare West, 6.625% due 7/1/20(b)	3,274,980
	Greater Arizona Development Authority, Infrastructure Revenue, Pinal County Road Project, MBIA:
3,520,000	5.000% due 8/1/18	3,654,394
2,895,000	5.000% due 8/1/20	2,934,546
	Maricopa County, AZ:
	GO, Elementary School District:
1,000,000	No. 08, Osborne Elementary School District, 7.500% due 7/1/09	1,060,800
	No. 14, Creighton School Improvement Project of 1990, FGIC:
355,000	6.500% due 7/1/08	358,891
295,000	6.500% due 7/1/08(c)	298,888
	IDA:
500,000	Hospital Facilities Revenue, Samaritan Health Services, MBIA, 7.000% due 12/1/16(c)	593,555

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	11

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Arizona — 3.8% continued
	MFH Revenue:
$2,450,000	Refunding Bonds, FHA, GNMA-Collateralized, 6.000% due 10/20/31	$2,492,164
2,125,000	Stanford Court Apartments, 6.250% due 7/1/18(c)	2,192,788
	Mesa, AZ, IDA, Revenue, Discovery Health Systems, MBIA:
14,000,000	5.625% due 1/1/19(b)	14,822,640
3,000,000	5.625% due 1/1/29(b)	3,176,280
750,000	Navajo County, AZ, IDA Revenue, Stone Container Corp. Project, 7.400% due 4/1/26(a)	749,925
	Phoenix, AZ:
	Civic Improvement Corp.:
1,500,000	Airport Revenue, Senior Lien, FSA, 5.000% due 7/1/25	1,479,375
	Excise Tax Revenue, Senior Lien:
2,630,000	Adams Street Garage Project B, 5.375% due 7/1/29(b)	2,753,452
2,350,000	Municipal Courthouse Project A, 5.375% due 7/1/29(b)	2,460,309
1,000,000	Wastewater System Revenue, FGIC, 5.000% due 7/1/24	998,820
1,400,000	GO, 6.250% due 7/1/17	1,631,154
950,000	IDA, MFH Revenue, Ventana Palms Apartments Project, MBIA, 6.150% due 10/1/29(b)	1,020,310
	Pima County, AZ:
195,000	IDA, Industrial Revenue Refunding, FSA, 7.250% due 7/15/10	195,712
1,000,000	USD, No. 1, Tucson, FGIC, 7.500% due 7/1/10	1,099,210
108,000	Prescott Valley, AZ, Improvement District, Special Assessment, Sewer Collection System and Roadway Repair, 7.900% due 1/1/12	111,080
	Salt Verde, AZ Financial Corp., Gas Revenue:
13,275,000	5.500% due 12/1/29	12,027,415
51,000,000	5.000% due 12/1/37	41,238,600
1,000,000	Tucson, AZ, IDA, Lease Revenue, University of Arizona/Marshall Foundation, AMBAC, 5.000% due 7/15/22	1,003,430
	University of Arizona, COP:
5,435,000	AMBAC, 5.000% due 6/1/28	4,939,817
	Unrefunded Balance, University of Arizona Project, AMBAC:
130,000	5.000% due 6/1/19	131,275
60,000	5.000% due 6/1/20	60,177
1,875,000	Yuma, AZ, IDA, MFH Revenue, Refunding Bonds, GNMA-Collateralized, 6.100% due 9/20/34(a)	1,951,369
	Total Arizona	117,157,208

See Notes to Financial Statements.

12	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Arkansas — 0.2%
$2,000,000	Arkansas State Development Financing Authority, Hospital Revenue, Washington Regional Medical Center, 7.375% due 2/1/29(b)	$2,161,580
4,345,000	Little Rock, AR, School District, GO, Refunding, FSA, 5.500% due 2/1/30	4,387,711
	Total Arkansas	6,549,291
	California — 11.2%
6,400,000	ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Refunding Childrens Hospital & Research, 5.000% due 12/1/37	5,508,480
3,625,000	Amador Water Agency, CA, COP, MBIA, 5.000% due 6/1/36	3,376,144
5,000,000	Barona, CA, Band of Mission Indians, GO, 8.250% due 1/1/20	5,043,350
4,180,000	Brea, CA, RDA, Refunding, Tax Allocation, Redevelopment Area AB, AMBAC, 5.000% due 8/1/23	4,113,663
	California EFA Revenue:
1,910,000	5.625% due 7/1/23(b)	1,948,811
1,090,000	5.625% due 7/1/23	1,029,494
4,000,000	California Health Facilities Finance Authority Revenue, Sutter Health, 6.250% due 8/15/35	4,139,680
	California Housing Finance Agency Revenue:
10,000,000	5.000% due 2/1/28(a)	9,078,100
	Home Mortgage:
7,000,000	4.700% due 8/1/24(a)	6,298,810
4,000,000	4.700% due 8/1/36(a)	3,360,960
2,100,000	California Infrastructure & Economic Development Bank Revenue, Los Angeles County Department of Public Social Services, AMBAC, 5.750% due 9/1/23	2,208,906
4,875,000	California State Department of Veteran Affairs, Home Purchase Revenue, AMBAC, 5.300% due 12/1/21	4,952,708
3,730,000	California State Department of Water Resources, Water Revenue, FSA, 5.125% due 12/1/24	3,778,415
	California State, GO:
21,600,000	5.000% due 12/1/29(d)	20,348,928
	Various Purpose:
43,730,000	5.000% due 12/1/30(d)	41,145,994
35,470,000	5.000% due 12/1/37(d)	33,179,702
5,000,000	California Statewide CDA Revenue, Lodi Memorial Hospital, California Mortgage Insurance, 5.000% due 12/1/37	4,308,350
1,810,000	California Statewide Communities Development Authority Health Facility Revenue, Community Hospital of Monterey Peninsula, FSA, 5.250% due 6/1/23	1,830,489
16,260,000	Castaic Lake Water Agency, COP, Revenue, MBIA, 5.250% due 8/1/23	16,488,128

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	13

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	California — 11.2% continued
$3,655,000	Cucamonga County, CA, Water District, COP, FGIC, 5.125% due 9/1/31	$3,512,674
450,000	El Segundo, CA, GO, USD, Refunding Bonds, FGIC, 5.250% due 9/1/22	456,165
24,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39(b)	27,455,280
3,000,000	Inglewood, CA, Public Financing Authority Revenue, Refunding, AMBAC, 5.250% due 8/1/21	2,882,910
10,330,000	Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue, 5.000% due 11/15/24	8,622,554
9,925,000	Los Angeles County, CA, COP, Antelope Valley Courthouse, AMBAC, 5.250% due 11/1/33(b)	10,521,790
	Los Angeles, CA, Water & Power Revenue, Power Systems, FSA:
1,500,000	5.000% due 7/1/23	1,513,845
3,920,000	5.000% due 7/1/25	3,926,978
7,850,000	5.000% due 7/1/26	7,840,109
3,500,000	Metropolitan Water District of Southern California, Waterworks Revenue Authorization, FGIC, 5.000% due 10/1/24	3,484,250
	Modesto, CA, Irrigation District, COP, Capital Improvements, FSA:
1,535,000	5.000% due 7/1/20	1,555,124
2,210,000	5.000% due 7/1/21	2,230,487
1,680,000	5.000% due 7/1/22	1,689,156
10,785,000	Novato, CA, USD, FGIC, 5.000% due 8/1/26	10,580,948
	Orange County, CA:
1,000,000	Recovery, COP, MBIA, 6.000% due 7/1/08(c)	1,011,920
1,000,000	Refunding, Recovery, MBIA, 6.000% due 6/1/09(c)	1,043,770
	Pomona, CA, Public Financing Authority Revenue:
3,000,000	Merged Redevelopment Project, MBIA, 5.000% due 2/1/27	2,814,840
3,000,000	Water Facilities Project, AMBAC, 5.000% due 5/1/32	2,663,910
	Rancho Cucamonga, CA, RDA, Tax Allocation:
10,000,000	Rancho Redevelopment Housing Set Aside A, MBIA, 5.000% due 9/1/34	9,021,600
5,000,000	Rancho Redevelopment Projects, MBIA, 5.125% due 9/1/30	4,905,100
2,025,000	Sacramento, CA, City Financing Authority Revenue, Capital Improvement, 5.600% due 6/1/25(b)	2,171,651
	San Francisco, CA, City & County:
16,675,000	Airports Commission, International Airports Revenue, Refunding, FGIC, 5.125% due 5/1/26	16,222,607

See Notes to Financial Statements.

14	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	California — 11.2% continued
	COP, San Bruno Jail No. 3, AMBAC:
$3,000,000	5.250% due 10/1/20	$3,040,890
5,000,000	5.250% due 10/1/26	4,878,200
10,000,000	Southern California Public Power Authority, Project Number 1, 5.000% due 11/1/33	8,559,800
	University of California Revenues:
	AMBAC:
4,000,000	5.000% due 5/15/23	4,001,520
3,750,000	5.000% due 5/15/24	3,751,425
4,000,000	5.000% due 5/15/25	3,972,360
6,000,000	5.000% due 5/15/26	5,921,940
20,000,000	FSA, 4.500% due 5/15/31	16,633,200
	Total California	349,026,115
	Colorado — 3.0%
	Colorado Educational & Cultural Facilities Authority Revenue:
1,000,000	Charter School, Bromley East Project, 7.250% due 9/15/30(b)	1,129,800
	Refunding & Improvement, University of Denver Project, AMBAC:
5,810,000	5.300% due 3/1/19(b)	6,175,565
3,245,000	5.500% due 3/1/21(b)	3,467,575
2,435,000	Unrefunded, University of Denver Project, FGIC, 5.250% due 3/1/23	2,494,000
	Colorado Health Facilities Authority Revenue:
5,000,000	Adventist Health System/Sunbelt Inc., 5.125% due 11/15/28(e)	4,547,400
10,000,000	Hospital Parkview Medical Center Inc. Project A, 5.000% due 9/1/37	8,524,100
1,000,000	Parkview Medical Center Project, 6.500% due 9/1/20(b)	1,107,420
500,000	Poudre Valley Health Care, 5.000% due 3/1/25	456,130
10,000,000	Refunding Adventist Health, Sunbelt, 5.250% due 11/15/35(e)	9,051,200
12,500,000	Remarketed 7/8/98, 5.350% due 8/1/15(c)	12,763,625
6,865,000	Colorado State Board of Governors, University Enterprise System Revenue, FGIC, 5.000% due 3/1/37	6,165,731
2,180,000	Colorado Water Resource & Power Development Authority, FGIC, 5.375% due 11/1/20	2,237,988
	Denver, CO, City & County:
9,450,000	Airport Revenue, 14.000% due 11/15/08(a)	10,123,596

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	15

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Colorado — 3.0% continued
	COP, AMBAC:
$6,655,000	5.750% due 12/1/17(b)	$7,188,265
7,420,000	5.500% due 12/1/21(b)	7,966,186
4,000,000	5.500% due 12/1/25(b)	4,294,440
2,000,000	Golden, CO, Sales & Use Tax Revenue, Improvement, AMBAC, 5.100% due 12/1/20	2,007,260
	Highlands Ranch Metropolitan, District No. 2, FSA:
525,000	6.500% due 6/15/10(c)	566,580
475,000	6.500% due 6/15/10	512,292
500,000	Pueblo County, CO, School District No. 60, GO, FGIC, 5.250% due 12/15/20	507,975
1,000,000	University of Colorado Hospital Authority Revenue, 5.600% due 11/15/21(b)	1,078,610
	Total Colorado	92,365,738
	Connecticut — 1.7%
2,010,000	Connecticut State Development Authority, Airport Facilities Revenue, Signature Flight Co. Project, Guaranty Agreement, 6.625% due 12/1/14(a)	1,997,377
15,000,000	Connecticut State, HEFA Revenue, Yale University, 5.125% due 7/1/27	15,195,000
	Mashantucket Western Pequot Tribe Connecticut Special Revenue:
1,000,000	5.550% due 9/1/08(f)	1,004,100
2,000,000	5.700% due 9/1/12(f)	2,016,120
6,500,000	5.750% due 9/1/18(f)	6,494,865
7,920,000	South Central Connecticut Regional Water Authority, Water System Revenue, AMBAC, 5.375% due 8/1/30(b)	8,459,352
	University of Connecticut, GO:
3,905,000	5.000% due 4/1/20(b)	4,168,197
4,500,000	5.000% due 4/1/21(b)	4,803,300
	Waterbury, CT, GO, FSA:
3,435,000	5.000% due 4/1/18(b)	3,666,519
2,500,000	5.000% due 4/1/20(b)	2,668,500
2,000,000	5.000% due 4/1/21(b)	2,134,800
	Total Connecticut	52,608,130
	District of Columbia — 0.1%
	District of Columbia:
3,000,000	Revenue, American Association for the Advancement of Science, AMBAC, 5.250% due 1/1/16(g)	3,066,060
740,000	Unrefunded Balance, MBIA, 5.000% due 6/1/15	749,028
	Total District of Columbia	3,815,088

See Notes to Financial Statements.

16	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 8.8%
$2,605,000	Bonita Springs, FL, Vasari Capital Improvement, 6.950% due 5/1/32	$2,736,214
4,265,000	Bonnet Creek Resort Community Development District, 7.375% due 5/1/34	4,342,410
860,000	Bradford County, FL, Health Facilities, Refunding, Santa Fe Healthcare Project, 6.050% due 11/15/16(c)	957,085
2,000,000	Broward County, FL, Waste & Sewer Utilities, 5.000% due 10/1/30	1,898,760
240,000	Cape Coral, FL, Health Facilities Authority Revenue, Cape Coral Medical Center, Refunding, 8.125% due 11/1/08(c)	248,870
6,000,000	Capital Projects Finance Authority, FL, Student Housing Revenue, Capital Projects Loan Program, Florida University, 7.850% due 8/15/31(b)	6,805,140
	Capital Region Community Development District, Capital Improvement:
920,000	6.850% due 5/1/31	964,933
950,000	6.700% due 5/1/32	965,571
4,000,000	Capital Travel Agency Revenue, Seminole Tribe Convention, 8.950% due 10/1/33(b)	4,941,480
3,720,000	Century Parc Community Development District, Special Assessment, 7.000% due 11/1/31	3,538,576
2,000,000	Clay County, FL, School Board, COP, Master Lease Program, MBIA, 5.750% due 7/1/22(b)	2,146,660
315,000	Clearwater MFH Revenue, Refunding, Rent Housing Drew Gardens Project, 6.500% due 10/1/25	311,248
	Collier County, FL:
740,000	Health Facilities Authority, Moorings Inc. Project, 11.000% due 12/1/10(c)	813,245
90,000	Water-Sewer, Refunding, Water Revenue, AMBAC, 8.875% due 5/1/12(c)	100,841
2,530,000	Dade County, FL, IDR, Miami Cerebral Palsy Services Project, 8.000% due 6/1/22	2,506,673
225,000	Dunedin, FL, Health Facilities Authority Revenue, Mease Hospital Inc., 7.600% due 10/1/08(c)	231,669
	Escambia County, FL:
230,000	Health Facilities Revenue, Florida Health Care Facility Loan, VHA Program, AMBAC, 5.950% due 7/1/20	243,908
	Utilities Systems Revenue:
3,000,000	FGIC, 6.250% due 1/1/15	3,385,170
275,000	MBIA, 9.750% due 6/1/12(c)	316,858
	Florida Housing Finance Corporate Revenue:
7,360,000	4.700% due 7/1/37(a)(d)	6,164,074
1,500,000	Augustine Club Apartment, MBIA, 5.750% due 10/1/30(b)	1,627,965

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	17

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 8.8% continued
	Florida Municipal Loan Council Revenue, MBIA:
$1,625,000	5.250% due 11/1/18	$1,674,530
1,805,000	5.250% due 11/1/20	1,830,414
1,050,000	Florida State, Broward County Expressway Authority, 10.000% due 7/1/14(c)	1,305,077
	Florida State Board of Education:
3,220,000	5.250% due 6/1/19	3,348,124
	Capital Outlay, GO, Public Education:
15,965,000	5.250% due 6/1/24(b)	16,964,569
3,000,000	FGIC, 5.000% due 6/1/19	3,055,080
1,000,000	Florida State Department of Management Services, Facilities Management, Refunding, Florida Facilities Pool, AMBAC, 5.000% due 9/1/21	1,006,180
175,000	Fort Myers, FL, Improvement Revenue, Refunding, AMBAC, 10.375% due 10/1/13(c)	212,331
1,685,000	Gainesville, FL, Utilities Systems Revenue, 8.125% due 10/1/14(c)	1,946,630
	Highlands County, FL, Health Facilities Authority Revenue:
	Adventist Health Systems:
1,750,000	6.000% due 11/15/25(b)	1,932,998
2,750,000	5.875% due 11/15/29(b)	3,051,427
3,000,000	Adventist Sunbelt-Inc., 6.000% due 11/15/31(b)	3,303,780
	Hillsborough County, FL:
6,000,000	IDA Revenue, National Gypsum Convention, 7.125% due 4/1/30(a)	6,104,040
1,380,000	Utility, Refunding Bonds, MBIA, 9.875% due 12/1/11(c)	1,517,213
	Indian River County, FL, School Board COP, MBIA:
4,225,000	5.000% due 7/1/19	4,281,573
4,380,000	5.000% due 7/1/20	4,398,352
	Jacksonville, FL:
10,000,000	Health Facilities Authority Revenue, Brooks Health System, 5.250% due 11/1/38	8,779,300
2,000,000	Sales Tax Revenue, Better Jacksonville, MBIA, 5.250% due 10/1/21	2,036,620
205,000	Key West, FL, Utilities, Board of Electric Revenue, Refunding, AMBAC, 9.750% due 10/1/13(c)	244,526
5,100,000	Lakeland, FL, Electric & Water Revenue, Refunding, MBIA, 5.000% due 10/1/18	5,191,137
	Lee County, FL:
35,000	Capital Bonds, MBIA, 7.400% due 10/1/09(c)	36,667
1,405,000	HFA, Brittany Phase II Project, 6.100% due 12/1/32(a)(e)	1,428,885

See Notes to Financial Statements.

18	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 8.8% continued
$1,260,000	Justice Center, Improvement Revenue Bonds, MBIA, 11.125% due 1/1/11(c)	$1,441,276
	Southwest Florida Regional Airport Revenue, MBIA:
815,000	8.625% due 10/1/09(c)	864,112
495,000	9.625% due 10/1/09(c)	530,100
25,000	Leon County, FL, HFA, GNMA/FNMA Collateralized, Multi-County Program, 7.300% due 1/1/28(a)	25,072
	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project:
15,000,000	7.875% due 12/15/25(a)	15,036,450
6,010,000	8.050% due 12/15/25(a)	6,025,085
10,000	Martin Memorial Hospital Association Inc., Stuart Revenue, 8.000% due 10/1/08(c)	10,316
2,370,000	Mediterra North Community Development District, 6.800% due 5/1/31	2,379,219
	Miami-Dade County, FL:
250,000	Aviation Revenue, Miami International Airport, FGIC, 5.550% due 10/1/13(a)	260,883
240,000	HFA, Home Ownership Mortgage, GNMA/FNMA Collateralized, 6.375% due 4/1/33(a)	240,336
2,250,000	Stormwater, MBIA, 5.000% due 4/1/28	2,153,723
530,000	North Springs Improvement District, Refunding, Water & Sewer, MBIA, 7.000% due 10/1/09	564,328
1,000,000	Oceanside Housing Development Corp. Inc., MFH, Mortgage Revenue, Refunding, 6.875% due 2/1/20	985,330
	Orange County, FL:
	Health Facilities Authority Revenue:
	Southern Adventist Hospital, Adventist Health Systems:
1,405,000	8.750% due 10/1/09(c)	1,491,534
3,000,000	6.500% due 11/15/30(b)	3,282,630
980,000	Unrefunded Balance, Hospital Healthcare, 6.000% due 10/1/26	1,003,814
	School Board, COP:
25,250,000	AMBAC, 5.500% due 8/1/25	26,571,585
8,500,000	MBIA, 5.250% due 8/1/23(b)	8,787,588
	Tourist Development Tax Revenue:
2,000,000	Refunding, AMBAC, 5.000% due 10/1/21	1,988,240
4,500,000	Senior Lien, AMBAC, 5.125% due 10/1/25(b)	4,780,440
	Orlando, FL:
7,500,000	State Sales Tax Payments Revenue, 5.000% due 2/1/38(j)	7,035,825
935,000	Urban Community Development, Capital Improvement, 6.950% due 5/1/33(b)	1,034,821

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	19

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 8.8% continued
	Utilities Commission, Water & Electric Revenue:
$90,000	5.250% due 10/1/21	$92,721
2,740,000	Refunding, 5.000% due 10/1/23	2,753,234
20,000	Osceola County, FL, IDA, Community Provider Pooled Loan Program, FSA, 7.750% due 7/1/10	20,081
2,105,000	Palm Beach County, FL, Health Facilities Authority Revenue, John F. Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13(c)	2,463,039
2,100,000	Palm Coast, FL, Utilities Systems Revenue, MBIA, 5.000% due 10/1/27	2,023,749
2,385,000	Panther Trace, FL, Community Development, Special Assessment, 7.250% due 5/1/33(b)	2,703,755
500,000	Pasco County, FL, HFA, Housing Pasco Woods Apartments Project, 5.700% due 8/1/19(a)	504,395
4,000,000	Pinellas County, FL, Health Facilities Authority Revenue, Baycare Health System, 5.500% due 11/15/33(b)	4,376,760
2,025,000	Polk County, FL, Utilities Systems Revenue, FGIC, 5.000% due 10/1/24	1,989,117
2,160,000	Port St. Lucie, FL, South Lennard Special Assessment, 7.125% due 9/1/21	2,083,298
960,000	Renaissance Community Development District, Florida Capital Improvement Revenue, 7.000% due 5/1/33	986,957
5,955,000	Reunion East Community Development District, Special Assessment, 7.375% due 5/1/33	6,156,577
1,440,000	Rivercrest Community Development District, 7.000% due 5/1/32(b)	1,623,830
1,085,000	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	1,005,068
	Sarasota County, FL, Public Hospital, Refunding, Sarasota Memorial Hospital, MBIA:
5,000,000	5.250% due 7/1/24	4,867,200
3,485,000	5.500% due 7/1/28	3,484,686
6,900,000	Seminole Tribe Florida Special Obligation Revenue, 5.250% due 10/1/27(f)	6,105,327
2,000,000	South Lake County, FL, Hospital District, South Lake Hospital Inc., 6.000% due 10/1/22	2,038,440
2,000,000	St. Lucie West, FL, Services District, Special Assessment Revenue, Port St. Lucie, Refunding, Senior Lien, Water Management Benefit, MBIA, 5.250% due 5/1/25	1,997,620
	Sunrise, FL, Utilities Systems Revenue, Refunding, AMBAC:
3,000,000	5.200% due 10/1/22	3,043,770
2,000,000	5.000% due 10/1/28	1,937,480
150,000	Tamarac, FL, Water & Sewer Utilities Revenue, AMBAC, 9.250% due 10/1/10(c)	164,022

See Notes to Financial Statements.

20	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Florida — 8.8% continued
	Tampa, FL:
$585,000	Guaranteed Entitlement Revenue, MBIA, 9.750% due 10/1/08(c)	$609,096
1,000,000	Sales Tax Revenue, AMBAC, 5.375% due 10/1/21	1,019,620
	Sports Authority Revenue, Guaranteed Parking Tampa Bay Arena Project, MBIA:
500,000	6.050% due 10/1/20	569,795
1,000,000	6.100% due 10/1/26	1,115,450
2,465,000	Water & Sewer Revenue, 6.900% due 10/1/16(c)	2,800,018
1,000,000	University of Central Florida, Athletics Association Inc., FGIC, 5.250% due 10/1/34	962,550
	Village Center Community Development District:
1,100,000	Florida Recreational Revenue, MBIA, 5.200% due 11/1/25	1,086,162
1,000,000	MBIA, 5.250% due 10/1/23	1,009,360
1,065,000	Waterchase Community Development District, 6.700% due 5/1/32(b)	1,172,118
	West Orange Healthcare District, FL:
2,000,000	5.650% due 2/1/22	2,020,080
2,000,000	5.800% due 2/1/31	1,987,340
165,000	West Palm Beach, FL, IDR, 11.375% due 6/1/11(c)	188,757
1,865,000	Westcoast Regional Water Supply Authority, Hillsborough County Project, AMBAC, 10.400% due 10/1/13(b)	2,074,067
	Total Florida	274,425,049
	Georgia — 2.5%
400,000	Acworth Housing Authority Revenue, Wingate Falls Apartments Project, LIQ-FHLMC, 6.125% due 3/1/17(a)	402,144
1,000,000	Albany-Dougherty Inner City Authority, COP, Public Purpose Project, AMBAC, 5.625% due 1/1/16	1,033,300
335,000	Association County Commissioners of Georgia Leasing Program COP, Unrefunded Balance, Public Purpose Project, AMBAC, 5.625% due 7/1/20	345,697
1,000,000	Atlanta Development Authority Student Housing Revenue, ADA/CAU Partners Inc., ACA, 6.250% due 7/1/24	936,810
	Atlanta, GA:
10,000,000	Development Authority, Educational Facilities Revenue, Science Park LLC Project, 5.000% due 7/1/39	8,742,600
	Water & Wastewater Revenue:
1,000,000	FGIC, 5.500% due 11/1/19	1,050,910
1,000,000	MBIA, 5.500% due 11/1/27	1,064,370
1,000,000	Bulloch County, GA, Development Authority, Student Housing Lease Revenue, Georgia Southern University Project, AMBAC, 5.000% due 8/1/22	1,005,050

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	21

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Georgia — 2.5% continued
$1,000,000	Cobb-Marietta Counties, GA, Coliseum & Exhibit Hall Authority Revenue, MBIA, 5.625% due 10/1/26	$1,076,420
	Columbia County, GA, Water & Sewer Revenue:
1,000,000	FGIC, 5.500% due 6/1/25	1,006,390
20,000	MBIA, 9.750% due 12/1/08(c)	21,069
580,000	Columbus, GA, Medical Center Hospital Authority Revenue, Certificates of Anticipation, 7.750% due 7/1/10(c)	613,205
1,000,000	Douglasville-Douglas County, GA, Water and Sewer Authority, MBIA, 5.000% due 6/1/28	982,440
2,000,000	East Point, GA, Building Authority Revenue, FSA, zero coupon bond to yield 6.249% due 2/1/20	1,055,040
	Fulton County, GA:
1,000,000	Facilities Corp., COP, Fulton County Public Purpose Project, AMBAC, 5.500% due 11/1/18	1,037,920
1,000,000	Housing Authority, MFH Revenue, Concorde Place Apartment Project, 6.300% due 7/1/16(a)(b)	1,010,420
660,000	Residential Care Facilities, Canterbury Court Project, 6.300% due 10/1/24(b)	709,823
	Water & Sewer Revenue, FGIC:
290,000	6.375% due 1/1/14(c)	318,881
10,000	6.375% due 1/1/14	10,935
	Georgia Municipal Electric Authority:
1,235,000	Power System Revenue, 6.500% due 1/1/12	1,326,797
500,000	Power Revenue, AMBAC, 7.250% due 1/1/24	606,525
	Georgia Private Colleges & Universities Authority Revenue, Mercer University Project:
2,000,000	5.250% due 10/1/20	1,918,180
9,785,000	5.750% due 10/1/31(b)	10,805,967
1,000,000	Georgia State, GO, 5.750% due 8/1/17	1,131,830
1,000,000	Habersham County, GA, GO, School District, MBIA, 5.000% due 4/1/22	1,008,550
500,000	Jefferson, GA, GO, 5.900% due 2/1/25	519,355
1,000,000	Lawrenceville Housing Authority, MFH Revenue, Knollwood Park Apartments Project, FNMA-Collateralized, 6.250% due 12/1/29(a)(e)	1,016,480
	Main Street Natural Gas Inc., GA, Gas Project Revenue:
10,000,000	5.000% due 3/15/22	8,480,300
10,885,000	5.500% due 9/15/26	9,250,835
	Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue:
250,000	Refunding, AMBAC, 6.250% due 7/1/20	285,982
1,520,000	Refunding, Third Indenture, AMBAC, 5.000% due 7/1/19	1,579,660

See Notes to Financial Statements.

22	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Georgia — 2.5% continued
$500,000	Milledgeville, GA, Water & Sewer Revenue, FSA, 6.000% due 12/1/21	$565,820
500,000	Monroe County, GA, Development Authority, PCR, Oglethorpe Power Corp. Scherer Project, 6.800% due 1/1/12	550,060
1,500,000	Municipal Electric Authority of Georgia, Combustion Turbine Project, MBIA, 5.250% due 11/1/22	1,506,645
1,000,000	Newton County Hospital Authority Revenue, Newton Health Systems Project, AMBAC, 6.100% due 2/1/24(b)	1,071,630
	Private Colleges & Universities Authority Revenue:
2,000,000	Emory University Project, 5.500% due 11/1/31(b)	2,113,480
2,000,000	Mercer Housing Corp. Project, 6.000% due 6/1/31	1,924,700
500,000	Mercer University Project, 5.750% due 10/1/21(b)	552,170
2,000,000	Richmond County, GA, Development Authority, Environmental Improvement Revenue, International Paper Company Project, 6.250% due 2/1/25(a)	1,939,060
	Savannah, GA, EDA:
500,000	PCR, Union Camp Corp. Project, 6.150% due 3/1/17	539,345
	Revenue, College of Arts & Design Inc. Project:
1,000,000	6.800% due 10/1/19(b)	1,080,710
4,500,000	6.900% due 10/1/29(b)	4,870,080
1,000,000	Student Housing Revenue, University Financing Foundation Project, ACA, 6.750% due 11/15/20(b)	1,016,700
1,175,000	Ware County Hospital Authority Revenue, Certificate of Anticipation, MBIA, 5.500% due 3/1/21	1,202,730
	Total Georgia	79,287,015
	Hawaii — 0.8%
	Hawaii State:
2,500,000	Airports Systems Revenue, Refunding, FGIC, 5.750% due 7/1/21	2,582,150
	Department of Budget & Finance:
960,000	Hawaiian Electric Co. Inc., MBIA, 5.650% due 10/1/27(a)	968,160
	Special Purpose Revenue, Kaiser Permanente:
15,545,000	5.100% due 3/1/14(c)	16,023,941
4,000,000	5.150% due 3/1/15(c)	4,119,240
	Total Hawaii	23,693,491
	Illinois — 3.5%
	Chicago, IL:
500,000	Metropolitan Water Reclamation District, Greater Chicago, GO, Capital Improvement Bonds, 7.000% due 1/1/11(c)	536,490
	O’Hare International Airport:
3,000,000	General Airport, Third Lein-B2, XLCA, 6.000% due 1/1/29(a)	3,018,690

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	23

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Illinois — 3.5% continued
$1,250,000	Revenue, Refunding Bonds, Lien A-2, FSA, 5.750% due 1/1/19(a)	$1,307,662
	Single-Family Mortgage Revenue:
55,000	FHLMC/FNMA/GNMA-Collateralized, 7.000% due 3/1/32(a)	56,192
220,000	FNMA/GNMA-Collateralized, 6.350% due 10/1/30(a)	220,020
53,185,000	Skyway Toll Bridge Revenue, AMBAC, 5.500% due 1/1/31(b)(d)	57,198,872
3,585,000	Wastewater Transmission Revenue, Second Lien, MBIA, 5.750% due 1/1/25(b)	3,806,840
7,450,000	Illinois Finance Authority Student Housing Revenue, Refunding, Educational Advancement Fund Inc., 5.250% due 5/1/34	6,326,689
	Illinois Health Facilities Authority Revenue:
345,000	Methodist Medical Center of Illinois Project, 9.000% due 10/1/10(c)	374,822
3,000,000	Order of Saint Francis Healthcare System, 6.250% due 11/15/29(b)	3,200,130
1,500,000	Passavant Memorial Area Hospital, 6.000% due 10/1/24(b)	1,625,235
1,830,000	Illinois Housing Development Authority, MFH Revenue, GNMA-Collateralized, 5.750% due 12/20/32	1,789,630
6,000,000	Illinois State Toll Highway Authority, Toll Highway Revenue, Senior Priority, FSA, 5.000% due 1/1/22	5,934,720
	Illinois State:
2,750,000	COP, Department of Central Management Services, MBIA, 5.650% due 7/1/17	2,797,712
	GO:
	FGIC:
1,500,000	6.100% due 1/1/20	1,540,635
4,000,000	5.125% due 2/1/22	4,051,280
10,000,000	MBIA, 5.625% due 6/1/25(b)	10,612,900
1,000,000	Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion, MBIA, 5.500% due 6/15/23	1,024,260
1,045,000	Regional Transportation Authority, FGIC, 7.750% due 6/1/20	1,322,991
3,430,000	University of Illinois Revenue, Auxiliary Facilities Systems, MBIA, 5.750% due 4/1/19(b)	3,666,087
160,000	Will County, IL, GO, Community Consolidated School District No. 30-C, Troy Township, FSA, 5.250% due 2/1/20	166,072
	Total Illinois	110,577,929
	Indiana — 1.6%
1,195,000	Indiana Bond Bank, Special Program, AMBAC, 9.750% due 8/1/09(c)	1,248,392
	Indiana Health Facilities Financing Authority, Hospital Revenue:
2,275,000	6.375% due 8/1/31(b)	2,525,091
725,000	6.375% due 8/1/31	716,699

See Notes to Financial Statements.

24	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Indiana — 1.6% continued
$36,625,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	$38,385,564
3,685,000	Indianapolis, IN, Local Public Improvement Bond Bank, 6.750% due 2/1/14(c)	4,096,209
2,000,000	North Manchester, IN, Industrial Revenue, Peabody Retirement Community Project, 7.125% due 7/1/22	1,944,760
	Total Indiana	48,916,715
	Iowa — 0.2%
	Iowa Finance Authority Revenue:
3,000,000	Catholic Health Initiatives, 6.000% due 12/1/18	3,140,700
3,000,000	Health Care Facilities, Genesis Medical Center, 6.250% due 7/1/25	3,076,380
55,000	Iowa Finance Authority Single Family Revenue, Mortgage-Backed Securities Program, FNMA/GNMA-Collateralized, 6.000% due 7/1/13	55,749
	Total Iowa	6,272,829
	Kansas — 0.5%
1,695,000	Johnson County, KS, USD, No. 231, GO, Refunding & Improvement, FSA, 5.000% due 10/1/18	1,728,256
	Junction City, KS, GO, Refunding and Improvement, AMBAC:
1,380,000	5.000% due 9/1/19	1,427,417
1,325,000	5.000% due 9/1/20	1,352,096
2,575,000	Kansas State DFA Revenue, Public Water Supply Revolving Loan, AMBAC, 5.625% due 4/1/23	2,618,878
1,000,000	Overland Park, KS, Development Corp. Revenue, First Tier, 7.375% due 1/1/32(b)	1,117,140
30,000	Sedgwick Shawnee Counties, KS, Single-Family Mortgage Revenue, Mortgage-Backed Securities, GNMA-Collateralized, 6.875% due 12/1/26(a)(e)	30,122
	Wyandotte County, Kansas City, KS:
555,000	School District No. 204, Bonner Springs, Unrefunded Balance, FSA, 5.600% due 9/1/20	570,535
5,635,000	Unified Government Utilities Systems Revenue, Refunding, AMBAC, 5.650% due 9/1/17	6,054,413
	Total Kansas	14,898,857
	Kentucky — 1.9%
4,000,000	Kentucky Housing Corp. Housing Revenue, 5.300% due 1/1/38(a)(j)	3,728,200
	Kentucky Infrastructure Authority:
1,200,000	5.000% due 6/1/19	1,222,524
1,250,000	5.000% due 6/1/20	1,268,938
35,875,000	Kentucky State Municipal Power Agency, Power System Revenue, Prairie State Project, MBIA, 5.250% due 9/1/42	33,758,375

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	25

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Kentucky — 1.9% continued
	Kentucky State Property & Buildings Commission Revenue:
$1,835,000	Project No. 66, MBIA, 5.700% due 5/1/17(b)	$1,946,274
5,175,000	Project No. 87, FGIC, 5.000% due 3/1/23	5,073,415
15,000,000	Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	13,384,650
	Total Kentucky	60,382,376
	Louisiana — 0.1%
1,000,000	Louisiana Local Government Environmental Facilities & CDA Revenue, Refunding Bonds, Sharlo Apartments, GNMA-Collateralized, 6.500% due 6/20/37	1,057,120
1,000,000	Rapides, LA, Finance Authority, Environmental Improvement Revenue, International Paper Co. Project, 6.550% due 11/15/23(a)	1,003,120
1,500,000	St. Charles Parish, LA, PCR, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12	1,460,640
	Total Louisiana	3,520,880
	Maine — 0.1%
3,385,000	University of Maine System Revenue, AMBAC, 5.500% due 3/1/30(b)	3,409,169
	Maryland — 1.8%
	Maryland State:
2,225,000	Economic Development Corp. Revenue, Health & Mental Hygiene Program, 7.750% due 3/1/25	2,310,195
	Health & Higher EFA Revenue:
5,000,000	The Johns Hopkins Hospital Issue, 5.000% due 11/15/24(b)	5,365,250
	University of Maryland Medical System:
2,000,000	5.000% due 7/1/31	1,791,380
3,000,000	5.000% due 7/1/36	2,647,200
	Washington County Hospital:
6,000,000	5.750% due 1/1/33	5,559,600
12,780,000	5.750% due 1/1/38	11,774,214
5,000,000	6.000% due 1/1/43	4,669,300
	Transportation Authority:
4,470,000	Lease Revenue, Metrorail Parking Projects, AMBAC, 5.000% due 7/1/24	4,386,590
2,710,000	Parking Revenue, Baltimore/Washington International Airport Project, AMBAC, 5.000% due 3/1/22	2,729,485
	Montgomery County, MD, Housing Opportunities Commission Revenue:
2,725,000	5.550% due 11/1/22	2,731,894
12,980,000	5.650% due 11/1/33	12,945,733
	Total Maryland	56,910,841

See Notes to Financial Statements.

26	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 3.0%
$335,000	Boston, MA, Water & Sewer Commission Revenue, 10.875% due 1/1/09(c)	$357,666
3,235,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.500% due 7/1/30(b)	3,412,731
	Massachusetts State:
	DFA Revenue:
1,000,000	May Institute Issue Inc., Radian, 5.750% due 9/1/29	1,010,990
1,000,000	Merrimack College Issue, MBIA, 5.000% due 7/1/22	967,160
2,200,000	Visual & Performing Arts Project, 6.000% due 8/1/21	2,466,090
	GO, Consolidated Loan:
12,240,000	5.250% due 11/1/30(b)	13,092,516
6,760,000	Refunded Balance, 5.250% due 11/1/30(b)	7,230,834
	HEFA Revenue:
5,000,000	Berklee College of Music, 5.000% due 10/1/32	4,495,700
1,000,000	Berkshire Health Systems, Radian, 5.700% due 10/1/25	973,990
3,000,000	Caritas Christi Obligation, 6.750% due 7/1/16	3,202,890
15,000,000	Harvard University, 5.000% due 7/15/22	15,293,100
	New England Medical Center, FGIC:
4,805,000	5.000% due 5/15/22	4,397,055
195,000	5.000% due 5/15/22(b)	208,114
3,000,000	Partners Healthcare System, 5.250% due 7/1/13	3,077,700
	University of Massachusetts:
5,030,000	Lowell Campus, FGIC, 5.250% due 10/1/31(b)	5,389,393
1,250,000	Memorial Health Care Inc., 6.625% due 7/1/32	1,264,463
9,000,000	Project, MBIA, 5.250% due 10/1/31(b)	9,715,140
	Worcester Campus, FGIC:
1,055,000	5.125% due 10/1/20	1,073,019
765,000	5.125% due 10/1/21	776,054
885,000	5.125% due 10/1/22	894,885
660,000	5.125% due 10/1/23	665,432
5,000,000	5.250% due 10/1/31(b)	5,357,250
825,000	IFA Revenue, Refunding Bonds, Chelsea Jewish Nursing Home, FHA, 6.500% due 8/1/37	860,995
5,000,000	Special Obligation Revenue, Consolidated Loan, FGIC, 5.000% due 6/1/21(b)	5,329,350
3,000,000	Turnpike Authority, Metropolitan Highway Systems Revenue, AMBAC, 5.000% due 1/1/39	2,812,020
245,000	Water Pollution Abatement Trust, Pool Program, Unrefunded Balance, 5.250% due 8/1/28	246,936
	Total Massachusetts	94,571,473

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	27

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Michigan — 3.4%
$4,000,000	Byron Center, MI, Public Schools, GO, Q-SBLF, 5.000% due 5/1/22	$4,030,280
3,000,000	Detroit, MI, Water Supply Systems, Senior Lien, FGIC, 5.750% due 7/1/26(b)	3,182,880
4,000,000	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF, 5.625% due 5/1/30(b)	4,232,040
4,075,000	Galesburg-Augusta, MI, Community Schools, GO, FGIC/Q-SBLF, 5.375% due 5/1/27(b)	4,290,241
	Grand Rapids, MI, Water Supply, Refunding, FGIC:
1,000,000	5.250% due 1/1/17	1,030,290
3,500,000	5.250% due 1/1/18	3,593,835
1,000,000	Lake Superior, MI, State University Revenue, AMBAC, 5.500% due 11/15/21	1,022,350
	Michigan State:
5,530,000	COP, AMBAC, 5.500% due 6/1/27(b)	5,841,726
	Hospital Finance Authority Revenue:
	Refunding:
	OSF Healthcare Systems:
5,355,000	6.125% due 11/15/19(b)	5,687,438
2,500,000	6.250% due 11/15/24(b)(g)	2,660,325
10,000,000	Sparrow Hospital Obligated, 5.000% due 11/15/36	8,506,500
30,000,000	Trinity Health, 5.375% due 12/1/30	28,470,300
6,485,000	Housing Development Authority, Rental Housing Revenue, 5.300% due 10/1/26(a)	6,044,928
	Midland, MI, GO, AMBAC:
1,000,000	5.150% due 5/1/18	1,013,560
1,030,000	5.200% due 5/1/19	1,045,440
1,340,000	5.250% due 5/1/21	1,357,045
3,555,000	Newaygo, MI, GO, Public Schools, Q-SBLF, 5.625% due 5/1/26(b)	3,761,226
	Saline, MI, Area Schools, GO, Q-SBLF:
3,145,000	5.750% due 5/1/18(b)	3,335,587
5,150,000	5.375% due 5/1/19(b)	5,422,023
4,305,000	5.375% due 5/1/21(b)	4,532,390
5,150,000	5.375% due 5/1/22(b)	5,422,023
1,325,000	Stockbridge, MI, GO, Community Schools, Q-SBLF, 5.625% due 5/1/26(b)	1,401,863
	Total Michigan	105,884,290
	Minnesota — 2.0%
1,500,000	Columbia Heights, MN, MFH Revenue, Crest View, GNMA-Collateralized, 6.625% due 4/20/43(b)	1,740,750

See Notes to Financial Statements.

28	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Minnesota — 2.0% continued
$2,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	$2,516,325
	Eden Prairie, MN, MFH Revenue, Rolling Hills Project, GNMA-Collateralized:
1,000,000	6.150% due 8/20/31	1,031,770
1,000,000	6.200% due 2/20/43	1,005,540
	Elk River, MN, ISD No. 728, GO, MBIA:
9,500,000	5.375% due 2/1/20	10,095,840
4,250,000	5.500% due 2/1/21	4,531,180
	Hennepin County, MN, Lease Revenue, COP:
2,955,000	5.000% due 11/15/14	2,983,368
3,105,000	5.000% due 11/15/15	3,130,771
	Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue, FGIC:
2,500,000	5.250% due 1/1/25(b)	2,635,050
8,000,000	5.250% due 1/1/26(b)	8,432,160
7,750,000	5.250% due 1/1/32(b)	8,168,655
	Minneapolis, MN:
2,750,000	Health Care System Revenue, Allina Health Systems, 6.000% due 11/15/18(b)	3,056,405
470,000	Hospital Revenue, St. Mary’s Hospital & Rehabilitation, 10.000% due 6/1/13(c)	553,491
	Minnesota State, GO:
7,400,000	5.250% due 8/1/18	7,514,774
6,375,000	5.250% due 8/1/19	6,461,700
	Total Minnesota	63,857,779
	Mississippi — 0.8%
1,700,000	Adams County, MS, Environmental Improvement Revenue, Refunding Bonds, International Paper Co. Project, 6.800% due 8/1/24(a)	1,717,782
3,000,000	Lowndes County, MS, Solid Waste Disposal & PCR, Refunding Bonds, Weyerhouser Co. Project, 6.800% due 4/1/22	3,170,070
19,685,000	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, AMBAC, 5.625% due 7/1/31	18,953,899
	Total Mississippi	23,841,751
	Missouri — 1.7%
	Jefferson City, MO, School District, GO, Refunding & Improvement, Direct Deposit Project, MBIA:
1,000,000	5.000% due 3/1/20	1,018,110
1,640,000	5.000% due 3/1/22	1,643,526

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	29

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Missouri — 1.7% continued
	Kansas City, MO, IDA, Revenue, AMBAC:
$2,105,000	5.000% due 12/1/17	$2,205,724
4,500,000	5.000% due 12/1/20	4,534,200
1,750,000	Mehlville, MO, School District North Route 9, COP, Missouri Capital Improvement Project, FSA, 5.000% due 9/1/19	1,789,480
	Missouri State HEFA Revenue:
1,000,000	BJC Health System, 5.000% due 5/15/21	986,630
	Lake Regional Health System Project:
1,200,000	5.125% due 2/15/18	1,167,636
2,000,000	5.600% due 2/15/25	1,911,460
2,100,000	Missouri State Housing Development Commission Single Family Mortgage Revenue, Homeownership Loan Program, GNMA/FNMA/FHLMC, 5.300% due 3/1/39(a)(j)	1,922,445
15,000	Missouri State Housing Development Community Mortgage Revenue, GNMA/FNMA-Collateralized, 7.450% due 9/1/27(a)	14,962
	North Kansas City, MO, Hospital Revenue, North Kansas City Hospital, FSA:
1,000,000	5.000% due 11/15/23	999,930
900,000	5.000% due 11/15/24	897,912
10,345,000	Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project, 5.000% due 12/1/32	9,669,678
1,000,000	Poplar Bluff, MO, Public Building Corp. Leasehold Revenue, MBIA, 5.250% due 9/1/22	1,026,090
1,500,000	Springfield, MO, Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC, 5.000% due 3/1/24	1,488,585
19,000,000	St. Louis, MO, Airport Revenue, Airport Development Program, MBIA, 5.250% due 7/1/31(b)	20,174,390
	Total Missouri	51,450,758
	Montana — 1.1%
750,000	Forsyth, MT, PCR, Refunding, Northwestern Corp. Colstrip, AMBAC, 4.650% due 8/1/23	653,685
32,010,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(a)	32,127,157
85,000	Montana State Board of Regents Revenue, MBIA, 10.000% due 11/15/08(c)	89,386
	Total Montana	32,870,228
	Nebraska — 1.1%
420,000	Douglas County, NE, Hospital Authority No. 2, Archbishop Bergan Mercy Hospital, 9.500% due 7/1/10(c)	453,466
10,000,000	Nebraska Public Power District Revenue, FGIC, 5.000% due 1/1/41	9,061,200

See Notes to Financial Statements.

30	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Nebraska — 1.1% continued
	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC:
$9,970,000	5.000% due 1/1/23	$9,397,921
13,015,000	5.000% due 1/1/26	11,868,769
2,710,000	Omaha Convention Hotel Corp., Nebraska Revenue, Refunding, Convention Center 1st Tier, AMBAC, 5.000% due 2/1/20	2,758,617
	Total Nebraska	33,539,973
	Nevada — 0.6%
	Henderson, NV, Health Care Facility Revenue, Catholic West:
2,630,000	6.750% due 7/1/20(b)	2,873,223
370,000	6.750% due 7/1/20(b)	401,054
10,000,000	Reno, NV, Hospital Revenue, Renown Regional Medical Center Project, 5.250% due 6/1/41	8,655,700
5,000,000	Washoe County, NV, GO, Reno-Sparks Convention, FSA, 6.400% due 7/1/29(b)	5,319,200
	Total Nevada	17,249,177
	New Hampshire — 0.2%
	New Hampshire HEFA Revenue:
2,000,000	Covenant Health System, 5.500% due 7/1/34	1,906,380
1,000,000	Healthcare System, Covenant Health, 6.125% due 7/1/31(b)	1,104,880
1,000,000	New Hampshire College, 7.500% due 1/1/31(b)	1,124,810
370,000	Refunding, First Mortgage, Odd Fellows Home, 9.000% due 6/1/14	400,584
1,000,000	University Systems of New Hampshire, AMBAC, 5.375% due 7/1/20	1,026,650
	Total New Hampshire	5,563,304
	New Jersey — 5.8%
1,500,000	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee Revenue, AMBAC, 5.000% due 1/1/25	1,455,075
870,000	Essex County, NJ, Improvement Authority Revenue, Refunding, Hampton Valley Apartments, MBIA, FHA, 5.650% due 1/1/15	872,132
	New Jersey EDA Revenue:
13,110,000	Refunding, 6.875% due 1/1/37(a)	12,764,027
8,990,000	School Facilities Construction, 5.000% due 6/15/28(b)	9,602,938
	New Jersey Health Care Facilities Financing Authority Revenue:
870,000	Rahway Hospital Obligated Group, 5.000% due 7/1/08	870,992
2,280,000	Refunding & Improvement, FSA, 5.500% due 7/1/14	2,352,937
	Robert Wood Johnson University Hospital:
1,000,000	5.600% due 7/1/15	1,032,620
2,045,000	5.700% due 7/1/20	2,102,035
1,500,000	St. Peters University Hospital, 6.875% due 7/1/30	1,520,445

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	31

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New Jersey — 5.8% continued
$9,000,000	St. Peters University Hospital Obligation, 5.750% due 7/1/37	$8,373,690
	Trinitas Hospital Obligation Group:
2,000,000	7.400% due 7/1/20(b)	2,215,480
13,250,000	5.250% due 7/1/30	11,782,032
	New Jersey State:
	EDA:
2,000,000	First Mortgage, Presbyterian, 6.375% due 11/1/31	1,914,040
30,450,000	PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	31,189,935
11,030,000	Special Facility Revenue, Continental Airlines Inc. Project, 7.000% due 11/15/30(a)(e)	11,028,456
	Transportation Trust Fund Authority,
	Transportation Systems, MBIA:
2,000,000	6.000% due 12/15/19(b)	2,199,920
18,310,000	5.000% due 12/15/21(b)	19,493,192
	New Jersey, EDA:
1,000,000	Motor Vehicle Revenue, Motor Vehicle Surcharges, MBIA, 5.250% due 7/1/31	972,410
10,000,000	Revenue, Refunding, Gloucester Marine Project, 6.625% due 1/1/37	9,668,700
2,200,000	South Jersey Port Corp. New Jersey Revenue, Refunding, 5.000% due 1/1/23	2,179,408
	Tobacco Settlement Financing Corp.:
5,000,000	6.750% due 6/1/39(b)	5,758,400
39,305,000	NJ, Asset-Backed Bonds, 5.750% due 6/1/32	42,180,161
	Total New Jersey	181,529,025
	New Mexico — 0.1%
1,830,000	New Mexico Finance Authority Revenue, Subordinated Lien, Public Project Revolving Fund, MBIA, 5.000% due 6/15/24	1,786,062
1,000,000	Santa Fe, NM, Gross Receipts Tax Revenue, FSA, 5.000% due 6/1/35(j)	958,390
	Total New Mexico	2,744,452
	New York — 4.3%
2,000,000	Chautauqua, NY, TOB, Asset Securitization Corp., 6.750% due 7/1/40	2,057,580
	MTA of New York:
	Dedicated Tax Fund, FGIC:
5,130,000	5.250% due 11/15/23(b)	5,517,572
10,465,000	5.875% due 4/1/25(b)	11,123,458
7,500,000	Service Contract, Refunding, FGIC, 5.000% due 7/1/22	7,537,050

See Notes to Financial Statements.

32	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 4.3% continued
$11,750,000	Nassau Health Care Corp., New York Health Systems Revenue, FSA, 5.500% due 8/1/19(b)	$12,470,627
	New York City, NY:
6,000,000	COP, Transit Authority, MTA, Triborough Bridge & Tunnel Authority, AMBAC, 5.875% due 1/1/30(b)	6,395,580
5,000,000	HDC, MFH Revenue, 5.100% due 11/1/24	4,966,400
	Municipal Water Finance Authority, Water & Sewer System Revenue:
5,000,000	6.000% due 6/15/33(b)	5,393,900
2,500,000	MBIA, 5.000% due 6/15/27	2,454,300
3,000,000	Unrefunded Balance, 6.000% due 6/15/33	3,214,290
	New York State Dormitory Authority:
	Lease Revenue:
3,500,000	School District Financing Program, MBIA, 5.750% due 10/1/22	3,755,010
	State University Dormitory Facilities:
250,000	6.000% due 7/1/14(b)	270,020
2,000,000	5.375% due 7/1/18(b)	2,164,960
	Revenue:
1,070,000	7.500% due 5/15/11	1,160,381
7,000,000	Court Facilities, City of New York Issue, AMBAC, 5.750% due 5/15/30(b)	7,520,730
2,660,000	Department of Education, 5.000% due 7/1/24	2,616,110
3,695,000	Maimonides Medical Center, MBIA, 5.000% due 8/1/24	3,658,124
5,705,000	NY & Presbyterian Hospitals, 5.250% due 8/15/25	5,748,187
10,000,000	State University Educational Facility, FSA, 5.500% due 5/15/30(b)	10,691,000
	New York State Thruway Authority:
2,000,000	Highway & Bridge Toll Revenue Fund, 5.500% due 4/1/18(b)	2,129,740
	Highway & Bridge, Transportation Fund, FGIC:
2,305,000	5.400% due 4/1/17(b)	2,449,915
6,595,000	5.500% due 4/1/19(b)	7,022,818
5,950,000	5.600% due 4/1/20(b)	6,347,876
3,000,000	New York State Urban Development Corp. Revenue, Personal Income Tax, FGIC, 5.500% due 3/15/21(b)	3,288,870
	Orange County, NY, IDA, Civic Facilities Revenue, Arden Hill Life Care Center Project:
1,000,000	7.000% due 8/1/21	1,006,150
1,000,000	7.000% due 8/1/31	973,030
1,250,000	Port Authority of New York & New Jersey, Special Obligation Revenue 5th Installment, 6.750% due 10/1/19(a)	1,253,063

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	33

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	New York — 4.3% continued
$5,715,000	Rensselaer County, NY, IDA, Civic Facility Revenue, Rensselaer Polytechnic Institute, 5.000% due 3/1/26	$5,327,866
1,000,000	St. Lawrence County, NY, IDA, Civic Facility Revenue, St. Lawrence University Project, MBIA, 5.375% due 7/1/18	1,023,740
1,600,000	Tobacco Settlement Financing Corp., Callable Asset-Backed, AMBAC, 5.250% due 6/1/22	1,631,392
	Triborough Bridge & Tunnel Authority:
675,000	Convention Center Project, 7.250% due 1/1/10	709,965
3,000,000	GO, 5.500% due 1/1/30(b)	3,246,360
	Total New York	135,126,064
	North Carolina — 1.4%
	Charlotte, NC, Governmental Facilities Projects, COP:
3,500,000	5.250% due 6/1/23	3,539,620
3,000,000	5.000% due 6/1/24	2,957,130
3,000,000	Craven County, COP, MBIA, 5.000% due 6/1/23	2,958,870
1,145,000	Dare County, NC, COP, AMBAC, 5.375% due 6/1/15	1,220,032
6,295,000	Harnett County, COP, FSA, 5.000% due 12/1/27	6,102,499
	North Carolina Eastern Municipal Power Agency, Power System Revenue:
2,500,000	6.700% due 1/1/19	2,599,750
1,310,000	6.000% due 1/1/26(b)	1,481,584
1,700,000	Refunding Bonds, ACA/CBI, 5.750% due 1/1/24	1,709,061
5,000,000	North Carolina Municipal Power Agency No. 1, Catawba Electricity Revenue, MBIA, 5.250% due 1/1/18	5,114,900
14,500,000	North Carolina State, Public Improvement, 5.000% due 3/1/18(b)	15,597,070
	Total North Carolina	43,280,516
	North Dakota — 0.0%
1,000,000	Burleigh County, ND, Health Care Revenue, MedCenter One Inc., MBIA, 5.250% due 5/1/13	1,002,120
	Ohio — 6.9%
2,550,000	Avon Lake, OH, City School District, FGIC, 5.500% due 12/1/26(b)	2,724,930
	Canton, OH, City School District:
6,000,000	GO, Variable Purpose, MBIA, 5.500% due 12/1/20(b)(g)	6,402,720
5,500,000	Variable Purpose, MBIA, 5.625% due 12/1/23(b)	5,887,090
4,000,000	Cincinnati, OH, City School District, COP, School Improvement Project, FSA, 5.000% due 12/15/32	3,856,560
	Clermont County, OH, Hospital Facilities Revenue, Refunding, Mercy Health Systems, AMBAC:
3,415,000	5.625% due 9/1/16	3,488,081
1,000,000	5.625% due 9/1/21	1,021,400

See Notes to Financial Statements.

34	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Ohio — 6.9% continued
	Cleveland, OH:
$1,210,000	State University, FGIC, 5.000% due 6/1/19	$1,242,343
	Waterworks Revenue, First Mortgage, MBIA, Unrefunded Balance:
20,000	5.625% due 1/1/13	20,047
15,000	5.700% due 1/1/14	15,028
	Cuyahoga County, OH:
3,000,000	Hospital Facilities Revenue, Canton Inc. Project, 7.500% due 1/1/30	3,115,380
	Hospital Revenue:
1,000,000	Refunding & Improvement, MetroHealth Systems Project, MBIA, 5.625% due 2/15/17	1,012,350
5,935,000	Refunding MetroHealth System, MBIA, 5.250% due 2/15/19	6,006,636
	University Hospitals Health System Inc., AMBAC:
2,500,000	5.400% due 1/15/19(b)	2,620,850
9,000,000	5.500% due 1/15/30(b)	9,447,030
660,000	Delaware County, OH, Health Care Facilities Revenue, Centrum at Willow Brook, FHA, 6.550% due 2/1/35	660,000
3,290,000	Erie County, OH, Garbage Refuse Landfill Improvement, FSA, 5.250% due 12/1/24	3,352,773
1,000,000	Franklin County, OH, Mortgage Revenue, Villas at St. Therese, GNMA-Collateralized, 5.900% due 6/20/39	1,013,770
860,000	Greater Cincinnati, OH, Elderly HDC Mortgage Revenue, Cambridge Apartments, FHA, 6.600% due 8/1/25	852,303
350,000	Green Springs, OH, Health Care Facilities Revenue, St. Francis Health Care Center Project, 7.125% due 5/15/25	323,435
5,400,000	Greene County, OH, Sewer Systems Revenue, Government Enterprise, AMBAC, 5.625% due 12/1/25(b)	5,829,948
	Hamilton County, OH:
2,515,000	Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC, 5.000% due 5/15/24	2,457,507
	Sales Tax Revenue, AMBAC:
640,000	5.250% due 12/1/18	652,358
2,880,000	5.250% due 12/1/19(b)	3,054,499
730,000	5.250% due 12/1/19	741,279
10,080,000	5.250% due 12/1/32(b)	10,690,747
2,570,000	5.250% due 12/1/32	2,514,051
2,000,000	Lakewood, OH, GO, AMBAC, 5.250% due 12/1/21(b)	2,149,140
1,000,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare, 5.500% due 10/1/17	1,032,530

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	35

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Ohio — 6.9% continued
	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC:
$10,000,000	5.375% due 11/15/23	$9,931,100
19,550,000	5.375% due 11/15/29	18,809,837
	Mason, OH, COP, Municipal Facilities Project, MBIA:
1,025,000	5.000% due 12/1/17	1,050,184
1,075,000	5.000% due 12/1/18	1,096,941
1,080,000	5.000% due 12/1/19	1,096,092
4,325,000	Milford, OH, Exempt Village School District, School Improvement, FSA, 5.125% due 12/1/30(b)	4,628,572
2,890,000	New Albany Plain, OH, Local School District, FGIC, 5.000% due 12/1/25	2,794,081
	New Albany, OH, Community Authority, Community Facilities Revenue, AMBAC:
2,700,000	5.125% due 10/1/21	2,740,986
5,500,000	5.200% due 10/1/24	5,555,990
	Ohio State:
	Higher Educational Facility Commission Revenue:
2,875,000	John Carroll University Project, 5.850% due 4/1/20(b)	3,033,786
6,000,000	Oberlin College Project, 5.125% due 10/1/24	6,038,760
	University of Dayton Project, AMBAC:
3,380,000	5.500% due 12/1/25(b)	3,638,063
11,710,000	5.500% due 12/1/30(b)	12,604,059
	Water Development Authority Revenue:
2,390,000	Fresh Water Improvement, 5.000% due 12/1/25(b)	2,571,210
2,235,000	Refunding, Safe Water Service, 9.375% due 12/1/10(c)	2,416,460
7,410,000	Steubenville, OH, Hospital Facilities Revenue, Refunding & Improvement, Trinity Health System Obligated Group, 6.500% due 10/1/30(b)	8,051,039
28,500,000	University of Akron, General Receipts, FSA, 5.000% due 1/1/38(j)	27,638,730
	University of Cincinnati, OH, General Receipts, FGIC:
2,000,000	5.000% due 6/1/20	2,021,140
2,500,000	5.000% due 6/1/21	2,516,875
6,310,000	5.250% due 6/1/24(b)	6,795,996
3,250,000	Warrensville Heights, OH, City School District, School Improvement, FGIC, 5.750% due 12/1/24(b)	3,519,360
	Waterloo, OH, Local School District, GO, Classroom Facilities Improvement, FGIC:
2,000,000	5.125% due 12/1/24(b)	2,140,380
3,000,000	State Aid Withholding, 5.125% due 12/1/21(b)	3,210,570
	Total Ohio	216,084,996

See Notes to Financial Statements.

36	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Oklahoma — 0.4%
$1,500,000	Pottawatomie County, OK, Development Authority Water Revenue, North Dear Creek Reservoir Project, AMBAC, 5.000% due 7/1/23	$1,499,895
	Tulsa, OK:
	GO:
2,100,000	5.000% due 3/1/18	2,132,928
2,100,000	5.000% due 3/1/19	2,125,725
2,000,000	5.000% due 3/1/20	2,018,060
3,960,000	PFA, Lease Payment Revenue, Refunding Bonds, Assembly Center, 6.600% due 7/1/14	4,353,070
1,000,000	Woods County, OK, IDA, IDR, Refunding, Cargill Inc. Project, 6.250% due 10/1/14	1,001,310
	Total Oklahoma	13,130,988
	Oregon — 2.1%
	Clackamas County, OR:
	Hospital Facilities Authority Revenue:
8,000,000	Legacy Health System, 5.250% due 5/1/21	8,034,960
2,000,000	Refunding, Legacy Health System, 5.750% due 5/1/15	2,098,460
6,665,000	School District No. 007J, Lake Oswego, MBIA, 5.000% due 6/1/22(b)	7,066,833
	Klamath Falls, OR, Inter Community Hospital Authority Revenue:
625,000	Merle West Medical Center, 6.250% due 9/1/31(b)	702,281
375,000	Unrefunded Balance, Merle West Medical Center, 6.250% due 9/1/31	375,514
	Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems:
1,000,000	5.250% due 10/1/16	1,045,700
1,000,000	5.250% due 10/1/20	1,017,740
	Oregon State:
	Department of Administrative Services:
4,000,000	FGIC, 5.000% due 11/1/32	3,777,880
2,000,000	Lottery Revenue, FSA, 5.500% due 4/1/18(b)	2,164,740
3,000,000	Department of Transportation, Highway User Tax Revenue, 5.125% due 11/15/26(b)	3,228,030
3,700,000	Facilities Authority Revenue, Willamette University Project, 5.000% due 10/1/27	3,430,603
	GO:
1,000,000	4.700% due 12/1/41(a)	831,780
2,600,000	State Board of Higher Education, 5.000% due 8/1/36	2,511,912
3,985,000	Veterans Welfare, 5.375% due 12/1/31	3,777,581

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	37

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Oregon — 2.1% continued
	Housing & Community Services Department Mortgage Revenue:
$5,000,000	4.750% due 7/1/27(a)	$4,313,850
2,330,000	4.800% due 7/1/32(a)	1,985,626
2,000,000	4.850% due 7/1/37(a)	1,694,200
770,000	Port of Umatilla, OR, Water Revenue, LOC-Bank of America, 6.650% due 8/1/22(a)	774,828
2,885,000	Portland, OR, Community College District, 5.000% due 6/1/18(b)	3,054,378
1,000,000	Wasco County, OR, Solid Waste Disposal Revenue, Waste Connections Inc. Project, 7.250% due 3/1/21(a)	1,019,860
	Washington County, OR, GO:
4,330,000	5.000% due 6/1/21(b)	4,584,214
6,490,000	5.125% due 6/1/23(b)	6,895,820
	Total Oregon	64,386,790
	Pennsylvania — 1.9%
	Dauphin County, PA:
1,500,000	General Authority Revenue, Office & Packaging, 6.000% due 1/1/25	1,266,525
2,400,000	IDA, Dauphin Consolidated Water Supply Co., 6.900% due 6/1/24(a)	2,749,104
2,060,000	Harrisburg, PA, Redevelopment Authority, First Mortgage Office Building, 6.750% due 5/15/25(b)	2,266,989
	Kennett, PA, Consolidated School District, FGIC, State Aid Withholding:
1,270,000	5.100% due 2/15/19(b)	1,355,331
1,350,000	5.125% due 2/15/20(b)	1,441,948
1,535,000	5.125% due 2/15/21(b)	1,639,549
1,680,000	5.200% due 2/15/23(b)	1,799,045
1,000,000	Lancaster County, PA, Hospital Authority Revenue, Health Center, Willow Valley Retirement Project, 5.875% due 6/1/31	1,001,720
1,150,000	Lancaster, PA, IDA Revenue, Garden Spot Village Project, 7.625% due 5/1/31(b)	1,274,005
5,500,000	Lebanon County, PA, Health Facilities Authority Revenue, Hospital, Good Samaritan Hospital Project, 5.800% due 11/15/22	5,472,610
1,000,000	Montgomery County, PA, Higher Education & Health Authority Revenue, Temple Continuing Care Center, 6.750% due 7/1/29(h)	240,000
1,000,000	New Morgan, PA, Municipal Authority Office Revenue, Commonwealth Office Project, 6.500% due 6/1/25	967,710
1,605,000	Northampton County, PA General Purpose Authority Revenue County Agreement, FSA, 5.000% due 10/1/19	1,643,777

See Notes to Financial Statements.

38	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Pennsylvania — 1.9% continued
	Pennsylvania State Higher EFA Revenue:
$985,000	Student Association Inc. Project, 6.750% due 9/1/32	$1,001,321
1,000,000	UPMC Health Systems, 6.000% due 1/15/31	1,032,880
	Philadelphia, PA:
5,365,000	Gas Works Revenue, General Ordinance, AMBAC, 5.000% due 10/1/20	5,401,321
1,025,000	Hospitals & Higher EFA, Hospital Revenue, Presbyterian Medical Center, 6.650% due 12/1/19(c)	1,201,987
11,600,000	School District, GO, FSA, State Aid Withholding, 5.750% due 2/1/30(b)	12,470,928
12,915,000	State Public School Building Authority Pennsylvania School Revenue, Lease, Philadelphia School District Project, FSA, 5.250% due 6/1/24(b)	13,987,591
	Total Pennsylvania	58,214,341
	Puerto Rico — 0.2%
590,000	Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, 10.250% due 7/1/09(c)	614,904
	Puerto Rico Electric Power Authority:
3,000,000	MBIA, 5.375% due 7/1/19(b)	3,279,810
2,000,000	Revenue, 5.000% due 7/1/25	1,866,620
1,000,000	Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities, Ryder Memorial Hospital Project, 6.700% due 5/1/24	1,000,300
200,000	Puerto Rico Port Authority Revenue, Special Facilities, American Airlines Inc., 6.250% due 6/1/26(a)	175,916
	Total Puerto Rico	6,937,550
	Rhode Island — 0.4%
3,270,000	Providence, RI, RDA Revenue, Refunding Bonds, Public Safety Building Project, AMBAC, 5.000% due 4/1/24	3,192,272
3,900,000	Rhode Island Health & Education Building Corp., Refunding Bonds, Health Facilities, St. Antoine Residence, 6.125% due 11/15/18	3,995,082
	Rhode Island State Economic Development Corp.:
3,000,000	Airport Revenue, FGIC, 6.000% due 7/1/28(b)	3,233,190
3,400,000	Revenue, Providence Plaza Mall, Senior Notes, Radian, 6.125% due 7/1/20	3,538,720
	Total Rhode Island	13,959,264
	South Carolina — 5.9%
350,000	Charleston County, SC, GO, Refunding & Capital Improvement, Unrefunded Balance, 5.250% due 5/1/21	356,622

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	39

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	South Carolina — 5.9% continued
	Greenville County, SC, School District Installment Purchase, Refunding, Building Equity Sooner for Tomorrow:
$9,860,000	5.875% due 12/1/19(b)	$11,021,606
7,195,000	6.000% due 12/1/20(b)	8,081,712
84,825,000	5.500% due 12/1/28(b)(d)	93,632,380
3,500,000	Medical University South Carolina Hospital Authority, Hospital Facilities Revenue, Refunding, FHA/MBIA, 5.000% due 8/15/31	3,245,970
	Piedmont, SC, Municipal Power Agency, Electric Revenue:
565,000	Refunding Bonds, FGIC, 6.750% due 1/1/20(c)	677,068
670,000	Unrefunded Balance, 6.750% due 1/1/20	750,708
1,000,000	Richland County, SC, Environmental Improvement Revenue, International Paper Co. Project, 6.100% due 4/1/23(a)	966,520
2,470,000	South Carolina Jobs EDA Revenue, Myrtle Beach Convention, MBIA, 5.250% due 4/1/26	2,487,290
	South Carolina Transportation Infrastructure Bank Revenue:
	AMBAC:
27,250,000	5.100% due 10/1/27(b)	29,107,360
27,500,000	5.125% due 10/1/31(b)	29,397,500
5,960,000	Refunding, AMBAC, 5.000% due 10/1/23	5,814,993
	Total South Carolina	185,539,729
	Tennessee — 4.9%
	Chattanooga, TN:
6,300,000	Electric Revenue, 5.375% due 9/1/25(b)	6,659,352
18,000,000	IDB Lease, Rent Revenue, AMBAC, 5.625% due 10/1/30(b)	19,193,040
2,000,000	Clarksville, TN, Natural Gas Acquisition Corp., Gas Revenue, 5.000% due 12/15/20	1,757,580
9,780,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	9,922,494
	Memphis-Shelby County, TN, Sports Authority Inc., Revenue, Memphis Arena Projects, AMBAC:
5,665,000	5.125% due 11/1/21(b)	6,092,368
6,915,000	5.125% due 11/1/22(b)	7,436,668
	Tennessee Energy Acquisition Corp., Gas Revenue:
7,000,000	5.000% due 2/1/22	6,542,270
25,100,000	5.250% due 9/1/22	24,308,346
1,100,000	5.000% due 2/1/23	1,019,359
10,000,000	5.250% due 9/1/23	9,554,500
4,700,000	5.250% due 9/1/26	4,340,591
28,500,000	5.000% due 2/1/27	25,084,275
11,970,000	Tennessee Housing Development Agency, Mortgage Finance Program, 5.200% due 7/1/23	12,016,563

See Notes to Financial Statements.

40	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Tennessee — 4.9% continued
	Tennessee State:
	GO:
$3,810,000	5.250% due 3/1/17(b)	$3,987,089
4,000,000	5.250% due 3/1/18(b)	4,185,920
7,300,000	School Board Authority, Higher Educational Facilities, Second Program, 5.625% due 5/1/30(b)	7,731,284
	Williamson County, TN, GO, Refunding:
1,500,000	5.000% due 3/1/18	1,541,430
1,895,000	Rural School, 5.000% due 3/1/18	1,947,340
	Total Tennessee	153,320,469
	Texas — 5.6%
2,250,000	Austin, TX, Convention Enterprises Inc., Convention Center, First Tier, 6.700% due 1/1/32(b)	2,446,155
	Bexar County, TX:
1,500,000	Health Facilities Development Corp. Revenue, Army Retirement Residence Project, 6.300% due 7/1/32(b)	1,679,295
	Housing Finance Corp., MFH Revenue:
1,450,000	New Light Village, GNMA-Collateralized, 5.900% due 2/20/38	1,457,888
1,000,000	Waters at Northern Hills Apartments, MBIA, 6.050% due 8/1/36	927,710
30,010,000	Board of Managers Guadalupe Joint County-City of Seguin Hospital Revenue, Guadalupe Regional Medical Center Project, FHA, 5.500% due 8/15/36(d)	28,284,725
	Brazos River, TX, Harbor Navigation District:
4,000,000	BASF Corp. Project, 6.750% due 2/1/10	4,262,600
5,000,000	Brazoria County Environmental, Dow Chemical Co. Project, 6.625% due 5/15/33(a)	5,198,050
2,600,000	Brownsville, TX, Naval District, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12	2,531,776
4,970,000	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35(a)	4,103,232
	El Paso County, TX, Housing Finance Corp., MFH Revenue:
3,000,000	American Village Communities, 6.375% due 12/1/32	3,021,030
2,390,000	La Plaza Apartments, 6.750% due 7/1/30	2,405,846
	Fort Worth, TX, Housing Finance Corp., GNMA-Collateralized:
3,920,000	MFH, Villas Eastwood Terrace, 6.000% due 8/20/43	4,015,570
15,000	Single-Family Mortgage Revenue, Capital Appreciation, zero coupon bond to yield 8.192% due 6/1/21(a)	5,132
1,775,000	Galveston, TX, Special Contract Revenue, Refunding Bonds, Farmland Industries Inc. Project, 5.500% due 5/1/15	1,775,923

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	41

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Texas — 5.6% continued
$4,235,000	Garza County, TX, Public Facility Corp., Project Revenue, 5.750% due 10/1/25	$4,063,101
5,000,000	Gulf Coast, IDA, Texas Solid Waste Disposal Revenue, Citgo Petroleum Project, 8.000% due 4/1/28(a)	5,264,200
1,200,000	Gulf Coast Waste Disposal Authority, PCR, Refunding, Union Carbide Corp. Project, 5.100% due 1/1/12	1,168,512
	Harris County, TX, Health Facilities Development Corp.:
2,410,000	Hospital, Texas Children’s Hospital Project, Revenue, 5.375% due 10/1/16(c)	2,518,691
2,000,000	School Health Care System, Revenue, 5.750% due 7/1/27(c)	2,155,620
115,000	Keller, TX, ISD, GO, Unrefunded Balance, Refunding, PSF-GTD, 5.250% due 8/15/22	117,023
	Lubbock, TX, Health Facilities Development Corp. Revenue, St. Joseph Health Systems:
2,500,000	5.250% due 7/1/13	2,532,950
3,635,000	5.250% due 7/1/14	3,681,601
1,000,000	Midland County, TX, Hospital District Revenue, Refunding, AMBAC, 5.375% due 6/1/16	1,002,160
2,000,000	Midlothian, TX, Development Authority, Tax Increment Contract Revenue, 7.875% due 11/15/26(b)	2,322,440
55,000	Northside Texas, GO, ISD, Unrefunded Balance, PSFG, 6.000% due 8/15/16	57,837
994,000	Panhandle, TX, Regional Housing Finance Corp., GNMA-Collateralized, 6.650% due 7/20/42	1,034,088
1,550,000	Paris, TX, Water & Sewer Revenue, FGIC, 5.375% due 6/15/20	1,574,908
3,080,000	Pasadena, TX, ISD, GO, School Building, PSFG, 4.750% due 2/15/23	2,996,378
	SA Energy Acquisition, PFC, TX, Gas Supply Revenue:
4,500,000	5.500% due 8/1/19	4,545,360
24,100,000	5.500% due 8/1/22	23,932,987
21,000,000	5.500% due 8/1/23	20,741,280
2,000,000	5.500% due 8/1/25	1,943,200
17,595,000	5.500% due 8/1/26	16,905,452
6,305,000	5.500% due 8/1/27	5,947,317
2,500,000	Tarrant County, TX, Health Facilities Development Corp., Hospital Revenue, 6.700% due 11/15/30(b)	2,762,025
10,000	Weatherford, TX, ISD, Capital Appreciation, PSFG, Unrefunded Balance, zero coupon bond to yield 6.704% due 2/15/21	4,413
4,500,000	Willacy County, TX, Local Government Corp. Revenue, Refunding Project, 6.000% due 9/1/10	4,570,425
	Total Texas	173,956,900

See Notes to Financial Statements.

42	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	U.S. Virgin Islands — 0.2%
	University of the Virgin Islands, Refunding & Improvement, Bonds, ACA:
$1,000,000	6.000% due 12/1/24	$965,120
2,790,000	6.250% due 12/1/29	2,683,980
	Virgin Islands HFA:
170,000	Single-Family Mortgage Revenue, GNMA-Collateralized, 6.500% due 3/1/25(a)	170,660
90,000	Single-Family Revenue, GNMA Mortgage-Backed Securities Program, GNMA-Collateralized, 6.450% due 3/1/16(a)	89,182
	Virgin Islands PFA Revenue:
2,000,000	Senior Lien, ACA/CBI, 5.500% due 10/1/18	2,013,700
500,000	Subordinated Lien, 6.000% due 10/1/22	506,830
1,000,000	Subordinated Lien, Fund Loan Notes, 5.750% due 10/1/13	1,018,920
	Total U.S. Virgin Islands	7,448,392
	Utah — 0.1%
775,000	Provo, UT, Electric Revenue, 10.125% due 4/1/15(c)	950,297
625,000	Weber County, UT, Hospital Revenue, St. Benedicts Hospital Project, 10.000% due 3/1/10(c)	668,494
	Total Utah	1,618,791
	Vermont — 0.2%
	Vermont Educational & Health Buildings Agency Revenue, Norwich University Project:
2,650,000	5.500% due 9/1/28(b)	2,882,246
1,750,000	5.500% due 9/1/33(b)	1,903,370
	Total Vermont	4,785,616
	Virginia — 1.8%
	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02:
4,000,000	5.875% due 6/1/17	4,186,160
12,500,000	5.500% due 10/1/09	12,590,625
195,000	Fairfax County, VA, Redevelopment & Housing Authority, MFH Revenue, Refunding, Paul Spring Retirement Center, FHA, 5.900% due 6/15/17	197,568
15,000,000	Louisa, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.250% due 12/1/08	15,105,750
500,000	Prince William County, VA, IDA, Refunding, Mortgage, Potomac Place, GNMA-Collateralized, 6.250% due 12/20/27	511,425
1,460,000	Virginia State Resources Authority, Infrastructure Revenue, Pooled Loan Bond Project, 5.100% due 5/1/25	1,470,045
21,500,000	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	21,690,490
	Total Virginia	55,752,063

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	43

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Washington — 0.4%
$2,635,000	Clark County, WA, School District No. 117 Camas, GO, FSA, 5.000% due 12/1/19	$2,742,007
5,000,000	King County, WA, Public Hospital District Number 1, GO, 5.250% due 12/1/37	4,665,500
2,865,000	Port Longview, WA, Revenue, Refunding Bonds, 6.250% due 12/1/18(a)	2,935,164
3,000,000	State of Washington, GO, AMBAC, 5.000% due 7/1/20	3,079,320
250,000	Washington State Public Power Supply System, Nuclear Project No. 1 Revenue, Refunding, FGIC/TCRS, 7.125% due 7/1/16	297,793
	Total Washington	13,719,784
	West Virginia — 0.2%
720,000	Fairmont, WV, Water & Sewer Revenue, Refunding Bonds, AMBAC, 9.250% due 11/1/11(c)	813,658
4,190,000	Kanawha County, WV, PCR Revenue, Refunding Union Carbide Corp. Project, 5.100% due 1/1/12	4,080,054
	Total West Virginia	4,893,712
	Wisconsin — 0.8%
3,275,000	La Crosse, WI, Resource Recovery Revenue, Refunding Bonds, Northern States Power Co. Project, 6.000% due 11/1/21(a)	3,286,823
	Wisconsin State HEFA Revenue:
1,000,000	Agnesian Healthcare Inc., 6.000% due 7/1/30	1,006,470
1,750,000	Aurora Health Care, 6.400% due 4/15/33	1,753,622
1,875,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,899,469
1,000,000	Medical College of Wisconsin Inc. Project, MBIA, 5.400% due 12/1/16	1,012,160
17,470,000	Wisconsin State Transportation Revenue, FGIC, 4.500% due 7/1/26	14,786,084
	Total Wisconsin	23,744,628
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $3,083,559,555)	3,121,160,903
SHORT-TERM INVESTMENTS — 2.3%
	Alaska — 0.0%
300,000	Valdez, AK, Marine Terminal Revenue, Refunding BP Pipelines Inc. Project, 3.500%, 3/3/08(i)	300,000
	Arizona — 0.3%
9,500,000	Arizona Health Facilities Authority Revenue, Banner Health Systems, AMBAC, 7.950%, 3/5/08(i)	9,500,000

See Notes to Financial Statements.

44	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Colorado — 0.1%
	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation Bond Program:
	LOC-Bank of America:
$900,000	3.500%, 3/3/08(i)	$900,000
500,000	3.500%, 3/3/08(i)	500,000
100,000	3.550%, 3/3/08(i)	100,000
465,000	LOC-U.S. Bank N.A., 3.500%, 3/3/08(i)	465,000
	Total Colorado	1,965,000
	Connecticut — 0.0%
	Connecticut State:
105,000	HEFA Revenue, Masonicare, LOC-Wachovia Bank NA, 3.900%, 3/3/08(i)	105,000
200,000	SPA-Dexia Credit Local, 3.000%, 3/6/08(i)	200,000
	Total Connecticut	305,000
	Illinois — 0.0%
300,000	Romeoville, IL, Revenue, Refunding, Lewis University, LOC-JPMorgan Chase, 3.500%, 3/3/08(i)	300,000
	Kansas — 0.0%
	Kansas State Department of Transportation Highway Revenue:
300,000	3.800%, 3/3/08(i)	300,000
300,000	Refunding, SPA-Dexia Credit Local & Westdeutsche Landesbank, 3.050%, 3/6/08(i)	300,000
	Total Kansas	600,000
	Maryland — 0.2%
4,775,000	Maryland State Health & Higher Education Facilities Authority Revenue, Anne Arundel Health Systems, FSA, 9.500%, 3/5/08(i)	4,775,000
195,000	Maryland State Stadium Authority, Sports Facilities Lease Revenue, Refunding, Football Stadium, SPA-Dexia Credit Local, 3.100%, 3/6/08(i)	195,000
	Total Maryland	4,970,000
	Massachusetts — 0.1%
	Massachusetts State DFA:
100,000	Revenue, Harvard University, 3.000%, 3/3/08(i)	100,000
300,000	Solid Waste Disposal Revenue, Newark Group Project, LOC-Wachovia Bank N.A., 3.100%, 3/5/08(a)(i)	300,000
	Massachusetts State HEFA Revenue:
2,000,000	Amherst College, 3.000%, 3/6/08(i)	2,000,000
100,000	Boston University, 2.600%, 3/5/08(i)	100,000
300,000	Capital Asset Program, LOC-Bank of America, 3.120%, 3/6/08(i)	300,000
170,000	Capital Asset, LOC-Bank of America, 3.120%, 3/6/08(i)	170,000

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	45

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Massachusetts — 0.1% continued
$500,000	Refunding, Harvard University Project, 3.000%, 3/3/08(i)	$500,000
300,000	Massachusetts State, GO, Consolidated Loan, SPA-Bank of America, 4.020%, 3/3/08(i)	300,000
	Total Massachusetts	3,770,000
	Michigan — 0.0%
450,000	University of Michigan Revenue, Hospital, 4.000%, 3/3/08(i)	450,000
	Missouri — 0.3%
	Missouri State HEFA:
8,250,000	Revenue, SSM Health Care, FGIC, 15.000%, 3/4/08(i)	8,250,000
250,000	Washington University, SPA-JPMorgan Chase, 4.000%, 3/3/08(i)	250,000
200,000	Missouri State Highways & Transit Commission, State Road Revenue, Multi-Modal, Third Lien, LOC-State Street Bank & Trust, 2.550%, 3/5/08(i)	200,000
	Total Missouri	8,700,000
	Nevada — 0.0%
100,000	Clark County, NV, Nevada School District, FSA, SPA-Bayerische Landesbank, 3.800%, 3/3/08(i)	100,000
	New Jersey — 0.1%
4,500,000	New Jersey Health Care Facilities Financing Authority Revenue, AHS Hospital Corp., AMBAC, 7.000%, 3/5/08(i)	4,500,000
	New York — 0.1%
	New York City, NY:
375,000	LOC-Bank of New York, 3.050%, 3/3/08(i)	375,000
100,000	Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local, 3.780%, 3/3/08(i)	100,000
	TFA:
360,000	Future Tax Secured, Revenue, SPA-Dexia Credit Local, 2.950%, 3/5/08(i)	360,000
	New York City Recovery Project Revenue:
430,000	LOC-Bank of New York, 2.550%, 3/5/08(i)	430,000
100,000	SPA-Landesbank Baden-Wurttemberg, 3.400%, 3/3/08(i)	100,000
100,000	Subordinated, SPA-Royal Bank of Canada, 3.420%, 3/3/08(i)	100,000
	Total New York	1,465,000
	North Carolina — 0.3%
9,645,000	Guilford County, NC, GO, SPA-Wachovia Bank, 3.000%, 3/6/08(i)	9,645,000
300,000	Mecklenburg County, NC, COP, SPA-Landesbank Hessen-Thuringen, 3.500%, 3/3/08(i)	300,000
	Total North Carolina	9,945,000

See Notes to Financial Statements.

46	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Oregon — 0.1%
$400,000	Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor Project, LOC-Bank of America N.A., 3.500%, 3/3/08(i)	$400,000
1,900,000	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local, 2.870%, 3/5/08(i)	1,900,000
	Total Oregon	2,300,000
	Pennsylvania — 0.1%
100,000	Pennsylvania State, Higher EFA, Revenue, Refunding Carnegie Mellon University, 3.450%, 3/3/08(i)	100,000
3,930,000	Schuylkill County, PA, IDA, Resource Recovery Revenue, Northeastern Power, LOC-Dexia Credit Local, 4.100%, 3/3/08(a)(i)	3,930,000
	Total Pennsylvania	4,030,000
	Texas — 0.4%
8,800,000	Calhoun County, TX, Naval IDA, Revenue, British Petroleum Co., 3.240%, 3/3/08(a)(i)	8,800,000
	Gulf Coast Waste Disposal Authority, TX:
	Environmental Facilities Revenue, ExxonMobil Project:
600,000	3.950%, 3/3/08(a)(i)	600,000
2,200,000	4.000%, 3/3/08(a)(i)	2,200,000
165,000	PCR, Amoco Oil, 3.750%, 3/3/08(i)	165,000
	Harris County, TX:
	Health Facilities Development Corp. Revenue:
100,000	St. Luke’s Episcopal Hospital, SPA-Northern Trust, Bayerische Landesbank, Bank of America, JPMorgan Chase, 3.500%, 3/3/08(i)	100,000
100,000	YMCA of Greater Houston Area, LOC-JPMorgan Chase, 3.500%, 3/3/08(i)	100,000
100,000	Industrial Development Corp., PCR, 3.650%, 3/3/08(i)	100,000
	Total Texas	12,065,000
	Utah — 0.2%
5,100,000	Murray City, UT, Hospital Revenue, IHC Health Services Inc., SPA-JPMorgan Chase, 3.500%, 3/3/08(i)	5,100,000
100,000	Utah Transit Authority, Sales Tax Revenue, LOC-Fortis Bank SA/NV, 3.960%, 3/3/08(i)	100,000
	Weber County, UT, Hospital Revenue, IHC Health Services, SPA-Landesbank Hessen-Thuringen:
1,200,000	3.150%, 3/3/08(i)	1,200,000
810,000	3.500%, 3/3/08(i)	810,000
	Total Utah	7,210,000
	Washington — 0.0%
900,000	Washington State Health Care Facilities Authority Revenue, Multicare Health Systems, FSA, SPA-U.S. Bank NA, 3.550%, 3/3/08(i)	900,000

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	47

Schedule of investments continued

February 29, 2008

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND
FACE AMOUNT	SECURITY	VALUE

	Wyoming — 0.0%
$100,000	Lincoln County, WY, PCR, Exxon Project, 3.650%, 3/3/08(i)	$100,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $73,475,000)	73,475,000
	TOTAL INVESTMENTS — 102.4% (Cost — $3,157,034,555#)	3,194,635,903
	Liabilities in Excess of Other Assets — (2.4)%	(76,081,010)
	TOTAL NET ASSETS — 100.0%	$3,118,554,893

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	All or a portion of this security is segregated for open futures contracts and extended settlements.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Security is currently in default.

(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.

(j)	Security is issued on a when-issued basis.

#	Aggregate cost for federal income tax purposes is $3,155,065,640.

See Notes to Financial Statements.

48	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

Abbreviations used in this schedule:

ABAG — Association of Bay Area Governor
ACA — American Capital Assurance
AMBAC — Ambac Assurance Corporation — Insured Bonds
CBI — Certificate of Bond Insurance
CDA — Community Development Authority
COP — Certificate of Participation
DFA — Development Finance Agency
EDA — Economic Development Authority
EFA — Educational Facilities Authority
FGIC — Financial Guaranty Insurance Company — Insured Bonds
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FSA — Financial Security Assurance - Insured Bonds
GNMA — Government National Mortgage Association
GO — General Obligation
GTD — Guaranteed
HDC — Housing Development Corporation
HEFA — Health & Educational Facilities Authority
HFA — Housing Finance Authority
IDA — Industrial Development Authority
IDB — Industrial Development Board
IDR — Industrial Development Revenue
IFA — Industrial Finance Agency
ISD — Independent School District
LIQ — Liquidity Facility
LOC — Letter of Credit
MBIA — Municipal Bond Investors Assurance Corporation — Insured Bonds
MFH — Multi-Family Housing
MTA — Metropolitan Transportation Authority
PCR — Pollution Control Revenue
PFA — Public Facilities Authority
PFC — Public Facilities Corporation
PSF — Permanent School Fund
PSFG — Permanent School Fund Guaranty
Q-SBLF — Qualified School Board Loan Fund
RDA — Redevelopment Agency
Radian — Radian Assets Assurance
SPA — Standby Bond Purchase Agreement
TCRS — Transferable Custodial Receipts
TFA — Transitional Finance Authority
TOB — Tender Option Bonds Structure
USD — Unified School District
XLCA — XL Capital Assurance Inc.

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	49

Schedule of investments continued

February 29, 2008

SUMMARY OF INVESTMENTS BY INDUSTRY*	VALUE
Pre-Refunded/Escrow to Maturity	34.7%
Electric	13.1
Hospitals	10.9
Industrial Development	5.7
Other Revenue	5.0
Education	5.0
State General Obligation	4.1
Leasing	4.0
Local General Obligation	3.8
Housing	3.5
Transportation	3.2
Special Tax	3.2
Resource Recovery	1.8
Water & Sewer	1.5
General Obligation	0.4
Pollution Control	0.1
100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of February 29, 2008 and are subject to change.

RATINGS TABLE† (unaudited)	VALUE
S&P/Moody’s/Fitch‡
AAA/Aaa	43.6%
AA/Aa	24.8
A	15.3
BBB/Baa	8.4
BB/Ba	0.8
B	0.4
CCC/Caa	0.1
A-1/VMIG1/F1	1.4
NR	5.2
100.0%

†	As a percentage of total investments.

‡	S&P primary rating; Moody’s secondary; then Fitch.

See pages 51 and 52 for definition of ratings.

See Notes to Financial Statements.

50	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC, CC and C	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa	—	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.
A	—	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa	—	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba	—	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	51

Bond ratings (unaudited) continued

B	—	Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB	—	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B, CCC and CC	—	Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	—	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1	—	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	—	Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

52	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Statement of assets and liabilities

February 29, 2008

ASSETS:
Investments, at value (Cost — $3,157,034,555)	$3,194,635,903
Cash	49,611
Interest receivable	43,920,864
Receivable for securities sold	40,280,300
Receivable for Fund shares sold	9,022,163
Prepaid expenses	34,000
Total Assets	3,287,942,841
LIABILITIES:
Payable for securities purchased	123,285,465
Payable for Fund shares repurchased	36,769,858
Distributions payable	4,817,781
Payable to broker — variation margin on open futures contracts	2,291,983
Investment management fee payable	1,121,488
Distribution fees payable	549,074
Trustees’ fees payable	87,725
Deferred compensation payable	68,307
Accrued expenses	396,267
Total Liabilities	169,387,948
TOTAL NET ASSETS	$3,118,554,893
NET ASSETS:
Par value (Note 6)	$2,069
Paid-in capital in excess of par value	3,265,320,270
Undistributed net investment income	1,768,656
Accumulated net realized loss on investments and futures contracts	(182,780,690)
Net unrealized appreciation on investments and futures contracts	34,244,588
TOTAL NET ASSETS	$3,118,554,893
Shares Outstanding:
Class 1	2,574,049
Class A	174,804,922
Class B	10,142,791
Class C	16,644,434
Class I	2,710,778
Net Asset Value:
Class 1 (and redemption price)	$15.03
Class A (and redemption price)	$15.07
Class B*	$15.09
Class C*	$15.08
Class I (and redemption price)	$15.09
Maximum Public Offering Price Per Share:
Class 1 (based on maximum initial sales charge of 4.75%)	$15.78
Class A (based on maximum initial sales charge of 4.25%)	$15.74

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 4.50% and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	53

Statement of operations

For the Year Ended February 29, 2008

INVESTMENT INCOME:
Interest	$161,804,648
EXPENSES:
Investment management fee (Note 2)	14,748,856
Distribution fees (Notes 2 and 4)	6,789,404
Transfer agent fees (Note 4)	805,413
Legal fees	582,912
Shareholder reports (Note 4)	210,742
Registration fees	174,034
Audit and tax	126,677
Trustees’ fees	80,106
Interest expense (Note 1)	57,822
Insurance	43,088
Custody fees	11,008
Miscellaneous expenses	30,048
Total Expenses	23,660,110
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(664,622)
Fees paid indirectly (Note 1)	(818)
Net Expenses	22,994,670
NET INVESTMENT INCOME	138,809,978
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	11,720,907
Futures contracts	24,983,413
Net Realized Gain	36,704,320
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(158,279,071)
Futures contracts	(3,446,652)
Change in Net Unrealized Appreciation/Depreciation	(161,725,723)
Net Loss on Investments and Futures Contracts	(125,021,403)
INCREASE IN NET ASSETS FROM OPERATIONS	$13,788,575

See Notes to Financial Statements.

54	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEAR ENDED FEBRUARY 29, 2008 AND THE YEAR ENDED FEBRUARY 28, 2007	2008	2007
OPERATIONS:
Net investment income	$138,809,978	$108,290,575
Net realized gain	36,704,320	46,087,414
Change in net unrealized appreciation/depreciation	(161,725,723)	2,550,303
Increase in Net Assets From Operations	13,788,575	156,928,292
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(138,355,210)	(108,064,677)
Decrease in Net Assets From Distributions to Shareholders	(138,355,210)	(108,064,677)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	553,219,930	486,377,146
Reinvestment of distributions	78,310,685	60,502,453
Cost of shares repurchased	(540,998,030)	(659,467,963)
Net assets of shares issued in connection with merger (Note 7)	29,849,015	742,741,597
Increase in Net Assets From Fund Share Transactions	120,381,600	630,153,233
INCREASE (DECREASE) IN NET ASSETS	(4,185,035)	679,016,848
NET ASSETS:
Beginning of year	3,122,739,928	2,443,723,080
End of year*	$3,118,554,893	$3,122,739,928
* Includes undistributed net investment income of:	$1,768,656	$1,429,473

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	55

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS 1 SHARES[1]	2008[2]		2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.62		$15.34	$15.52	$15.83	$15.42
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.72		0.69	0.67	0.69	0.71
Net realized and unrealized gain (loss)	(0.59)		0.28	(0.19)	(0.31)	0.40
Total income from operations	0.13		0.97	0.48	0.38	1.11
LESS DISTRIBUTIONS FROM:
Net investment income	(0.72)		(0.69)	(0.66)	(0.69)	(0.70)
Total distributions	(0.72)		(0.69)	(0.66)	(0.69)	(0.70)
NET ASSET VALUE, END OF YEAR	$15.03		$15.62	$15.34	$15.52	$15.83
Total return[5]	0.77%		6.46%	3.17%	2.52%[6]	7.38%
NET ASSETS, END OF YEAR (MILLIONS)	$39		$44	$47	$52	$57
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.69%		0.69%[7]	0.74%	0.75%	0.71%
Gross expenses, excluding interest expense	0.69		0.69 [7]	0.74	0.75	0.71
Net expenses	0.56	[8,9],10	0.68 [7,8]	0.74 [8]	0.74 [8]	0.71
Net expenses, excluding interest expense	0.55	[8,9],10	0.68 [7,8]	0.74 [8]	0.74 [8]	0.71
Net investment income	4.63		4.47	4.37	4.47	4.55
PORTFOLIO TURNOVER RATE	32%		24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.45%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.68% and 0.67%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses for Class 1 shares to 0.15% lower than Class A shares’ total annual operating expenses.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

56	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS A SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.67	$15.39	$15.57	$15.88	$15.47
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.70	0.69	0.68	0.70	0.72
Net realized and unrealized gain (loss)	(0.60)	0.28	(0.19)	(0.31)	0.40
Total income from operations	0.10	0.97	0.49	0.39	1.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.70)	(0.69)	(0.67)	(0.70)	(0.71)
Total distributions	(0.70)	(0.69)	(0.67)	(0.70)	(0.71)
NET ASSET VALUE, END OF YEAR	$15.07	$15.67	$15.39	$15.57	$15.88
Total return[5]	0.60%	6.43%	3.22%	2.56%[6]	7.40%
NET ASSETS, END OF YEAR (MILLIONS)	$2,635	$2,607	$1,904	$1,995	$2,011
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.69%	0.71%[7]	0.71%	0.70%	0.68%
Gross expenses, excluding interest expense	0.68	0.71 [7]	0.71	0.70	0.68
Net expenses	0.67 [8,9,10]	0.70 [7,8,9]	0.71 [8]	0.69 [8]	0.68
Net expenses, excluding interest expense	0.66 [8,9,10]	0.70 [7,8,9]	0.71 [8]	0.69 [8]	0.68
Net investment income	4.51	4.45	4.40	4.52	4.58
PORTFOLIO TURNOVER RATE	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.49%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.69%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.67% of average net assets for Class A until July 1, 2008.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	57

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS B SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.69	$15.41	$15.58	$15.89	$15.48
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.62	0.61	0.60	0.62	0.63
Net realized and unrealized gain (loss)	(0.60)	0.28	(0.18)	(0.31)	0.41
Total income from operations	0.02	0.89	0.42	0.31	1.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)	(0.61)	(0.59)	(0.62)	(0.63)
Total distributions	(0.62)	(0.61)	(0.59)	(0.62)	(0.63)
NET ASSET VALUE, END OF YEAR	$15.09	$15.69	$15.41	$15.58	$15.89
Total return[5]	0.09%	5.88%	2.74%	2.01%[6]	6.83%
NET ASSETS, END OF YEAR (MILLIONS)	$153	$206	$234	$339	$479
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.23%	1.23%[7]	1.23%	1.22%	1.20%
Gross expenses, excluding interest expense	1.23	1.23 [7]	1.23	1.22	1.20
Net expenses	1.18 [8,9,10]	1.21 [7,8,9]	1.23 [8]	1.21 [8]	1.20
Net expenses, excluding interest expense	1.18 [8,9,10]	1.21 [7,8,9]	1.23 [8]	1.21 [8]	1.20
Net investment income	4.00	3.93	3.87	4.00	4.06
PORTFOLIO TURNOVER RATE	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.95%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.21% and 1.20%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Effective February 2, 2007, the manager has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.18% of average net assets for Class B until July 1, 2008.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

58	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS C SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.68	$15.40	$15.57	$15.88	$15.47
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.61	0.61	0.59	0.62	0.63
Net realized and unrealized gain (loss)	(0.60)	0.28	(0.18)	(0.32)	0.40
Total income from operations	0.01	0.89	0.41	0.30	1.03
LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)	(0.61)	(0.58)	(0.61)	(0.62)
Total distributions	(0.61)	(0.61)	(0.58)	(0.61)	(0.62)
NET ASSET VALUE, END OF YEAR	$15.08	$15.68	$15.40	$15.57	$15.88
Total return[5]	0.04%	5.87%	2.72%	1.97%[6]	6.80%
NET ASSETS, END OF YEAR (MILLIONS)	$251	$241	$164	$182	$196
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.23%	1.24%[7]	1.26%	1.25%	1.24%
Gross expenses, excluding interest expense	1.23	1.24 [7]	1.26	1.25	1.24
Net expenses	1.23 [8,9]	1.23 [7,8]	1.26 [8]	1.24 [8]	1.24
Net expenses, excluding interest expense	1.23 [8,9]	1.23 [7,8]	1.26 [8]	1.24 [8]	1.24
Net investment income	3.95	3.92	3.85	3.97	4.02
PORTFOLIO TURNOVER RATE	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 1.90%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.22%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	59

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED FEBRUARY 28, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]	2007[3]	2006[3]	2005[3]	2004[3,4]
NET ASSET VALUE, BEGINNING OF YEAR	$15.69	$15.41	$15.59	$15.90	$15.48
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.72	0.71	0.71	0.72	0.75
Net realized and unrealized gain (loss)	(0.59)	0.29	(0.19)	(0.30)	0.41
Total income from operations	0.13	1.00	0.52	0.42	1.16
LESS DISTRIBUTIONS FROM:
Net investment income	(0.73)	(0.72)	(0.70)	(0.73)	(0.74)
Total distributions	(0.73)	(0.72)	(0.70)	(0.73)	(0.74)
NET ASSET VALUE, END OF YEAR	$15.09	$15.69	$15.41	$15.59	$15.90
Total return[5]	0.78%	6.61%	3.40%	2.74%[6]	7.66%
NET ASSETS, END OF YEAR (MILLIONS)	$41	$25	$95	$21	$36
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.51%	0.53%[7]	0.55%	0.51%	0.50%
Gross expenses, excluding interest expense	0.51	0.53 [7]	0.55	0.51	0.50
Net expenses	0.50 [8,9,10]	0.52 [7,9]	0.54 [9]	0.50 [9]	0.50
Net expenses, excluding interest expense	0.50 [8,9,10]	0.52 [7,9]	0.54 [9]	0.50 [9]	0.50
Net investment income	4.66	4.56	4.62	4.70	4.76
PORTFOLIO TURNOVER RATE	32%	24%	4%	8%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29, 2008.

[3]	For a share of capital stock outstanding for the periods prior to April 16, 2007.

[4]	For the year ended February 29, 2004.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 2.67%.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.51%.

[8]

Effective March 2,2007, management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.50% of average net assets for Class I until July 1, 2008.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	There was no impact to the expense ratio as a result of fees paid indirectly.

See Notes to Financial Statements.

60	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Managed Municipals Fund (formerly known as Legg Mason Partners Managed Municipals Fund, Inc.) (the “Fund”) is a separate diversified investment series of the Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the”1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a Maryland corporation, registered under the 1940 Act as a diversified open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	61

Notes to financial statements continued

(c) Inverse floaters. The Fund may participate either in structuring an inverse floater or purchasing an inverse floater in the secondary market. An inverse floater generally has a floating or variable rate of interest that moves in the opposite direction of market interest rates. So, when short-term interest rates move in an upward direction, the interest rate paid on the inverse floater decreases, and vice versa when market interest rates decrease. Inverse floaters also generally respond more rapidly to market interest rate changes than fixed rate securities. Inverse floaters are subject to interest rate and leveraging risks.

When structuring an inverse floater, the Fund will transfer to a trust fixed-rate tax-exempt municipal bonds purchased by the Fund. The trust then typically issues two tranches of variable rate securities that are collateralized by the cash flows of the fixed-rate tax-exempt municipal bonds. The two tranches are known as an inverse floater and a variable rate demand obligation (“VRDO”). The VRDO pays interest based on a floating rate set by a remarketing agent at predetermined intervals. The inverse floater, also known as a residual interest tax-exempt security (a “RITES”), is transferred to the Fund, which receives interest based on the remaining cash flow of the trust, after payment of interest on the VRDO and various expenses of the trust. When structuring an inverse floater, the Fund would also be required to retain the municipal bond on its balance sheet and recognize a liability for the VRDO tranch of the trust, along with the periodic interest expense associated with the VRDO. Both the municipal bond and the VRDO are marked to market when the Fund determines its net asset value.

When the Fund purchases an inverse floater in the secondary market, it is required to mark the inverse floater to market when determining net asset value. Interest income is accrued as earned and unrealized gains or losses are recognized when marked to market.

(d) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the

62	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of February 29, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in-Capital
(a)	—	$2,197,276	$(2,197,276)
(b)	$(115,585)	115,585	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	63

Notes to financial statements continued

Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $500 million	0.550%
Next $1 billion	0.500
Next $1 billion	0.450
Over $2.5 billion	0.400

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Management has contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 0.67% for Class A, 1.18% for Class B and 0.50% for Class I until July 1, 2008. In addition, effective July 27, 2007, management has agreed to voluntarily waive fees and/or reimburse operating expenses to limit total annual operating expenses for Class 1 shares to 0.15% lower than Class A shares’ total annual operating expenses.

Effective January 1, 2008, the manager is permitted to recapture amounts that it has previously voluntarily waived and/or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fee table of the Fund’s prospectus. In no case will the manager recapture any amount that would result, on any particular Fund business day, in the Fund’s total annual operating expenses exceeding the expense cap.

During the year ended February 29, 2008, the LMPFA waived a portion of its investment management fee in the amount of $563,226.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 4.75% and 4.25% for Class 1 and Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred.

64	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 29, 2008, LMIS and its affiliates received sales charges of approximately $287,000 on sales of the Fund’s Class A shares. In addition, for the year ended February 29, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$151,000	$99,000	$9,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred fees earn a return based on notional investments selected by the Trustees. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Trustees’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change has no effect on fees previously deferred. As of February 29, 2008, the Fund had accrued $68,307 as deferred compensation payable under the Plan.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,157,944,775
Sales	970,484,992

At February 29, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$122,103,950
Gross unrealized depreciation	(82,533,687)
Net unrealized appreciation	$39,570,263

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	65

Notes to financial statements continued

At February 29, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury Bonds	1,139	06/08	$131,757,115	$135,113,875	$(3,356,760)

4. Class specific expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class 1	—	$66,275	$10,986
Class A	$3,952,603	605,118	156,490
Class B	1,145,076	101,428	26,050
Class C	1,691,725	31,158	17,174
Class I	—	1,434	42
Total	$6,789,404	$805,413	$210,742

CGM, PFS, and LMIS and its affiliates have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by CGM, PFS, and LMIS and its affiliates in performing its services under the distribution plan. For the year ended February 29, 2008, $101,396 was reimbursed.

5. Distributions to shareholders by class

	YEAR ENDED FEBRUARY 29, 2008	YEAR ENDED FEBRUARY 28, 2007
Net Investment Income
Class 1	$1,908,067	$2,015,190
Class A	118,504,079	86,894,388
Class B	7,019,937	7,758,697
Class C	9,509,661	6,595,433
Class I	1,413,466	4,800,969
Total	$138,355,210	$108,064,677

6. Shares of beneficial interest

At February 29, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an

66	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had one billion shares of capital stock authorized with a par value of $0.01 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED FEBRUARY 29, 2008		YEAR ENDED FEBRUARY 28, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class 1
Shares sold	26,495	$410,467	83,403	$1,294,605
Shares issued on reinvestment	123,374	1,908,077	129,694	2,014,654
Shares repurchased	(360,085)	(5,578,825)	(475,098)	(7,372,098)
Net decrease	(210,216)	$(3,260,281)	(262,001)	$(4,062,839)
Class A
Shares sold	30,417,844	$473,960,159	19,560,508	$304,861,809
Shares issued on reinvestment	4,288,033	66,510,005	3,184,784	49,634,837
Shares repurchased	(28,023,271)	(434,520,683)	(20,025,993)	(311,699,890)
Shares issued with merger	1,769,279	27,738,328	39,914,102	621,699,781
Net increase	8,451,885	$133,687,809	42,633,401	$664,496,537
Class B
Shares sold	625,823	$9,752,855	573,424	$8,939,535
Shares issued on reinvestment	247,241	3,840,276	291,597	4,547,869
Shares repurchased	(3,969,344)	(61,810,417)	(6,201,593)	(96,655,763)
Shares issued with merger	83,634	1,312,629	3,304,736	51,530,430
Net decrease	(3,012,646)	$(46,904,657)	(2,031,836)	$(31,637,929)
Class C
Shares sold	3,221,700	$50,177,236	1,666,399	$26,003,697
Shares issued on reinvestment	359,311	5,575,901	256,394	3,998,589
Shares repurchased	(2,353,549)	(36,607,389)	(1,644,440)	(25,600,264)
Shares issued with merger	35,168	551,644	4,460,529	69,511,386
Net increase	1,262,630	$19,697,392	4,738,882	$73,913,408
Class I
Shares sold	1,211,246	$18,919,213	9,360,042	$145,277,500
Shares issued on reinvestment	30,711	476,426	19,642	306,504
Shares repurchased	(159,960)	(2,480,716)	(13,956,083)	(218,139,948)
Shares issued with merger	15,698	246,414	—	—
Net increase (decrease)	1,097,695	$17,161,337	(4,576,399)	$(72,555,944)

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	67

Notes to financial statements continued

7. Transfer of net assets

On March 2, 2007, the Fund acquired the assets and certain liabilities of the Legg Mason Partners National Tax Free Bond Fund, pursuant to a plan of reorganization approved by Legg Mason Partners National Tax Free Bond Fund shareholders. Total shares issued by the Fund and the total net assets of the Legg Mason Partners National Tax Free Bond Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners National Tax Free Bond Fund	1,903,779	$29,849,015	$3,123,686,025

The total net assets of the Legg Mason Partners National Tax Free Bond Fund before acquisition included unrealized appreciation of $472,650 and accumulated net realized loss of $3,431,292. Total net assets of the Fund immediately after the transfer were $3,153,535,040. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On February 2, 2007, the Fund acquired the assets and certain liabilities of the following funds pursuant to a plan of reorganization approved by the funds’ shareholders:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND
Legg Mason Partners Arizona Municipals Fund, Inc.	1,927,646	$30,029,562
Legg Mason Partners Florida Municipals Fund	12,300,122	191,611,540
Legg Mason Partners Georgia Municipals Fund	2,858,357	44,528,136
Legg Mason Partners National Municipals Fund	30,593,242	476,572,359

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE PAYABLE DATE	CLASS 1	CLASS A	CLASS B	CLASS C	CLASS I
Daily
3/31/2008	$0.056716	$0.055037	$0.048934	$0.048434	$0.057261

The tax character of distributions paid during the fiscal years ended February 29, 2008 and February 28, 2007, were as follows:

	2008	2007
Distributions paid from:
Tax-Exempt Income	$138,072,891	$108,063,933
Ordinary Income	282,319	744
Total Taxable Distributions	$282,319	$744
Total Distributions Paid	$138,355,210	$108,064,677

68	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

As of February 29, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,936,548
Capital loss carryforward*	(188,106,365)
Other book/tax temporary differences[a]	3,188,868
Unrealized appreciation/(depreciation)[b]	36,213,503
Total accumulated earnings/(losses) — net	$(146,767,446)

*	During the taxable year ended February 29, 2008, $3,431,292 of capital loss carryover was transferred to the Fund as a result of the reorganization discussed in Note 7. Additionally, the Fund utilized $33,237,754 of its capital loss carryover available from the reorganizations and prior years. As of February 29, 2008, the Fund had the following net capital loss carryforwards remaining:

YEAR OF EXPIRATION	AMOUNT
2/28/2011	$(35,411,335)
2/29/2012	(27,207,752)
2/28/2013	(92,318,280)
2/28/2014	(33,168,998)
$(188,106,365)

These amounts will be available to offset any future taxable capital gains.

[a]

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

[b]

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	69

Notes to financial statements continued

sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

70	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	71

Notes to financial statements continued

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U. S. Court of Appeals for the Second Circuit.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting

72	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

12. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its May 31, 2008 Form N-Q.

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	73

Notes to financial statements continued

13. Recent developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities. The case was argued before the Supreme Court on November 5, 2007, but no decision has yet been issued.

74	Legg Mason Partners Managed Municipals Fund 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Managed Municipals Fund, a series of Legg Mason Partners Income Trust, as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Managed Municipals Fund as of February 29, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 25, 2008

Legg Mason Partners Managed Municipals Fund 2008 Annual Report	75

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 12-13, 2007, the Board, including the Board members who are not considered to be “interested persons” of the Trust (the “Independent Board Members”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Partners Managed Municipals Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. The Board received and considered a variety of information about the Manager, the Subadviser and the Fund’s distributor (and any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Board Members also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Board Members, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Board Member attributed different weight to the various factors.

76	Legg Mason Partners Managed Municipals Fund

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past two years. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason Partners fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory and other developments, including maintaining and monitoring their own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason Partners fund complex. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadviser’s brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans, organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were satisfactory.

Legg Mason Partners Managed Municipals Fund	77

Board approval of management and subadvisory agreements (unaudited) continued

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as general municipal debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year period ended June 30, 2007 was above the median.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also reviewed and considered that fee waivers and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”), and that the Manager contractually had agreed to continue its fee waivers and/or reimbursements until July 2008. In addition, the Board noted that the compensation paid to the Subadviser is paid directly by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information comparing the Contractual Management Fees and the Actual Management Fee, and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the

78	Legg Mason Partners Managed Municipals Fund

Manager coordinates and oversees the provision of services to the Fund by other

Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by distributors affiliated with the Fund during the past two years and how the amounts received by the distributors were paid during that period.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as general municipal debt funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were slightly above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board took into account management’s discussion of the Fund’s expenses.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data, as well as a report from an outside consultant that had reviewed the methodologies. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered

Legg Mason Partners Managed Municipals Fund	79

Board approval of management and subadvisory agreements (unaudited) continued

whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s assets levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered. Accordingly, the Fund and its shareholders were realizing economies of scale. The Board also noted that as the Fund’s assets increase over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

* * *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

80	Legg Mason Partners Managed Municipals Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Managed Municipals Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)
A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Managed Municipals Fund	81

Additional information (unaudited) continued

JANE F. DASHER c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
MARK T. FINN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
RAINER GREEVEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

82	Legg Mason Partners Managed Municipals Fund

STEPHEN R. GROSS c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director ebank Financial Services, Inc. (from 1999 to 2004)
RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
DIANA R. HARRINGTON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None

Legg Mason Partners Managed Municipals Fund	83

Additional information (unaudited) continued

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Independent Consultant (since 2001)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
SUSAN B. KERLEY c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)
ALAN G. MERTEN c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	Director of Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

84	Legg Mason Partners Managed Municipals Fund

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)
Number of portfolios in fund complex overseen by Trustee	68
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	137
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

Legg Mason Partners Managed Municipals Fund	85

Additional information (unaudited) continued

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
JOHN CHIOTA 300 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

86	Legg Mason Partners Managed Municipals Fund

THOMAS C. MANDIA Legg Mason 300 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A
MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)
Number of portfolios in fund complex overseen by Trustee	N/A
Other board memberships held by Trustee	N/A

[1]	Each Trustee and officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a Fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Managed Municipals Fund	87

Important tax information (unaudited)

All of the net investment income distributions paid monthly by the Fund from March 2007 through November 2007 and in January 2008 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 99.12% and 98.40% of the net investment income distribution paid in December 2007 and February 2008 respectively, qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

88	Legg Mason Partners Managed Municipals Fund

Legg Mason Partners

Managed Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

Western Asset Management
Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Managed Municipals Fund

The Fund is a separate investment series of the Legg Mason Partners Income Trust, a Maryland business trust.

LEGG MASON PARTNERS MANAGED MUNICIPALS FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Managed Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest investment manager in 2007, based on 12/31/06 assets under management, according to Pensions & Investments May, 2007.

www.leggmason.com/individualinvestors

© 2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02207 4/08     SR08-552

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2007 and February 29, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $161,600 in 2007 and $168,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2007 and $46,994 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust, also included were services consisting of audit procedures performed related to Tender Options Bonds and billings to reflect newly Board Approved 2007 Post Merger Audit Fees.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,273 in 2007, and $11,200 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust were $0 in 2007 and $17,700 in 2008. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Funds for the following date of February 2, 2007 and March 2, 2007.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and LMPFA, any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 05, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: May 05, 2008

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: May 05, 2008